UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[ ]
Soliciting Material Under Rule 14a-12

TMC THE METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]
No fee required.

[ ]
Fee previously paid with preliminary materials.

[ ]
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Letter to Shareholders
April 14, 2022
To Our Shareholders:
You are cordially invited to attend the 2022 annual and special meeting of shareholders of TMC the metals company Inc. (the “Company”) to be held in a virtual format on Tuesday, May 31, 2022 at 10:00 a.m. EDT.
We have decided to hold this year’s annual and special meeting virtually via live audio webcast on the internet due to the public health impact of COVID-19. You will be able to attend the annual and special meeting, vote and submit your questions during the annual and special meeting by visiting https://www.cstproxy.com/metals/2022. You will not be able to attend the annual and special meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual and special meeting, we will ask the shareholders to set the number of directors at eight and eight persons will be elected to our board of directors. In addition, we will ask shareholders to approve the Company’s 2021 Employee Stock Purchase Plan and to appoint Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Our board of directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual and special meeting.
Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 14, 2022, we intend to begin sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2022 annual and special meeting of shareholders and our annual report to shareholders. The Notice also provides instructions on how to vote by proxy, online or at the meeting, how to access the virtual annual and special meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual and special meeting. Whether or not you plan to attend the annual and special meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of the Company. We look forward to seeing you at the annual and special meeting.
Sincerely,
Gerard Barron
Chairman & Chief Executive Officer

April 14, 2022
NOTICE OF 2022 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TIME: 10:00 a.m. EDT
DATE: Tuesday, May 31, 2022
ACCESS: https://www.cstproxy.com/metals/2022
This year’s annual and special meeting will be held virtually via live webcast on the Internet. You will be able to attend the annual and special meeting, vote and submit your questions during the meeting by visiting https://www.cstproxy.com/metals/2022 and entering the 12-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual and special meeting, please see the Questions and Answers about the Meeting beginning on page 3 of TMC the metals company Inc.’s 2022 Proxy Statement.
PURPOSES:
1.
To set the number of directors at eight;

2.
To elect eight directors to serve a one-year term expiring in 2023;

3.
To approve our 2021 Employee Stock Purchase Plan;

4.
To appoint Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

5.
To transact such other business that is properly presented at the annual and special meeting and any adjournments or postponements thereof.

The proposal to approve the Company’s 2021 Employee Stock Purchase Plan is special business to be acted upon at the annual and special meeting and is more particularly described in TMC the metals company Inc.’s 2022 Proxy Statement. A copy of the Company’s 2021 Employee Stock Purchase Plan is attached as Appendix A to the 2022 Proxy Statement and will be available for inspection by shareholders at the annual and special meeting and, during the 10 days prior to the annual and special meeting during statutory business hours, at our records office located at 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5.
WHO MAY VOTE:
You may vote if you were the record owner of TMC the metals company Inc. common shares at the close of business on April 4, 2022.
All shareholders are cordially invited to attend the annual and special meeting. Whether you plan to attend the annual and special meeting or not, we urge you to vote and submit your proxy by the Internet or mail by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual and special meeting. If you participate in and vote your shares at the annual and special meeting, your proxy will not be used. You will be provided instructions and prompted to vote during the meeting.
BY ORDER OF OUR BOARD OF DIRECTORS
Gerard Barron
Chairman & Chief Executive Officer

Appendix
Appendix A — TMC the metals company Inc. 2021 Employee Stock Purchase Plan
(i)

TMC the metals company Inc.
595 Howe Street, 10th Floor
Vancouver, British Columbia V6C 2T5
PROXY STATEMENT FOR THE TMC THE METALS COMPANY INC.
ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2022
This proxy statement, along with the accompanying notice of the 2022 annual and special meeting of shareholders, contains information about the 2022 annual and special meeting of shareholders of TMC the metals company Inc. (the “Annual Meeting”), including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 a.m. EDT, on Tuesday, May 31, 2022. You will not be able to physically attend the Annual Meeting.
As a result of the public health impact of COVID-19, the Annual Meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the Annual Meeting, vote, and submit your questions during the meeting by visiting https://www.cstproxy.com/metals/2022 and entering the 12-digit control number included in the Notice of Internet Availability that you receive. For further information about the virtual Annual Meeting, please see the Questions and Answers about the Meeting beginning on page 3.
In this proxy statement, we refer to TMC the metals company Inc. (formerly Sustainable Opportunities Acquisition Corp.) as “TMC,” “the Company,” “we” and “us.” On September 9, 2021, Sustainable Opportunities Acquisition Corp. (“SOAC” and after the business combination described herein, the “Company”) consummated a business combination (the “Business Combination”) pursuant to the terms of the business combination agreement dated as of March 4, 2021 (the “Business Combination Agreement”) by and among SOAC, 1291924 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, Canada (“NewCo Sub”), and DeepGreen Metals Inc., a company existing under the laws of British Columbia, Canada (“DeepGreen”). In connection with the Business Combination, SOAC changed its name to “TMC the metals company Inc.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.
On or about April 14, 2022, we intend to begin sending to our shareholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our Annual Meeting of shareholders and our annual report to shareholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL AND SPECIAL MEETING TO BE HELD ON MAY 31, 2022
This proxy statement, the Notice of Annual and Special Meeting of Shareholders, our form of proxy card and our 2022 annual report to shareholders are available for viewing, printing and downloading at https://www.cstproxy.com/metals/2022. To view these materials please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to shareholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2021, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “Investors — Stock — SEC Filings” section of our website at https://metals.co. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 595 Howe Street, 10th Floor, Vancouver, British Columbia V6C 2T5. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL AND SPECIAL MEETING AND VOTING
Why is the Company soliciting my proxy?
Our board of directors is soliciting your proxy to vote at the Annual Meeting to be held virtually on Tuesday, May 31, 2022, at 10:00 a.m. EDT and any adjournments or postponements of the meeting. This proxy statement, along with the accompanying Notice of Annual and Special Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual and Special Meeting of Shareholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 because you owned our common shares on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, proxy materials to shareholders on or about April 14, 2022.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our shareholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each shareholder. Most shareholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite shareholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why are you holding a virtual Annual Meeting?
Due to the continuing public health impact of COVID-19 and to support the health and well-being of our shareholders, this year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the virtual Annual Meeting?
The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. EDT. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log-in and test your device’s audio system. The virtual Annual Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.
To be admitted to the virtual Annual Meeting, you will need to log-in at https://www.cstproxy.com/metals/2022 using the 12-digit control number found on the proxy card or voting instruction card previously mailed or made available to shareholders entitled to vote at the Annual Meeting.

Will I be able to ask questions and have these questions answered during the virtual Annual Meeting?
Shareholders may submit questions for the Annual Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://www.cstproxy.com/metals/2022, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the Annual Meeting (the proposals being voted on) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be answered directly with the shareholder as soon as possible after the Annual Meeting. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting, related to rules of conduct and other materials for the Annual Meeting will be available on the virtual meeting platform available at the web address above.
In addition, we have made available a separate conference line to allow attendees to communicate with each other during the Annual Meeting. Attendees who wish to utilize this facility may do so by dialing the attendee conference line number shown on the right-hand side of the meeting webpage under the heading “Attendee conference line”. Please note, however, that the attendee conference line is to allow attendees to communicate with each other during the meeting only and cannot be used to listen to the meeting or for asking questions to the Company.
What happens if there are technical difficulties during the Annual Meeting?
Beginning 15 minutes prior to, and during, the Annual Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call (917) 262-2373.
Who may vote?
Only shareholders of record at the close of business on April 4, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting. On this Record Date, there were 226,780,843 common shares outstanding and entitled to vote. Our common shares are our only class of voting stock.
If on the Record Date your common shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record.
If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.
How many votes do I have?
Holders of common shares are entitled to one vote per share.
How do I vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director as well as for Proposal No. 4, and whether your shares should be voted for, against or abstain with respect to Proposal No. 1 and Proposal No. 3. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:
•
By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet.

•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

•
At the meeting. If you attend the virtual Annual Meeting, you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on May 30, 2022.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in virtually at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
How does our board of directors recommend that I vote on the proposals?
Our board of directors recommends that you vote as follows:
•
“FOR” the approval of setting the number of directors at eight;

•
“FOR” the election of the nominees for director;

•
“FOR” the approval of the Company’s 2021 Employee Stock Purchase Plan; and

•
“FOR” the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by Internet as instructed above;

•
by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•
by attending the Annual Meeting virtually and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.
Can I appoint some other person to be by proxyholder?
Every holder of common shares has the right to appoint some other person or company of their choice, who need not be a security holder, to attend and act on their behalf at the Annual Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than Gerard Barron and Craig Shesky or their substitute, please deliver a proxy in the form contemplated in the Articles of the Company, a copy of which is available 595 Howe St, 10th Floor, Vancouver, British Columbia, V6C 2T5 or at on the website of the SEC — www.sec.gov, naming your chosen proxyholder and deposit such proxy at the registered and records office of the Company at 595 Howe St, 10th Floor, Vancouver, British Columbia, V6C 2T5.
What if I receive more than one Notice or proxy card?
You may receive more than one Notice or proxy card if you hold our common shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the appointment of our independent registered public accounting firm (Proposal No. 4 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What vote is required to approve each proposal and how are votes counted?
Proposal No. 1: Set Number of Directors at Eight
The affirmative vote of a majority of the shares cast for this proposal is required to set the number of directors at eight. Abstentions, if any, will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 3: Approve the Company’s 2021 Employee Stock Purchase Plan
The affirmative vote of a majority of the shares cast for this proposal is required to approve the Company’s 2021 Employee Stock Purchase Plan. Abstentions, if any, will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 4: Appoint the Independent Registered Public Accounting Firm
The affirmative vote of a majority of the shares cast for this proposal is required to appoint our independent registered public accounting firm. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We do not believe there will be any abstentions in connection with this proposal.

Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What constitutes a quorum for the Annual Meeting?
The presence, in person or by proxy, of two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The Annual Meeting will be held in a virtual meeting format only. You can attend the Annual Meeting and view the live audio webcast by visiting https://www.cstproxy.com/metals/2022. The Annual Meeting will be held at 10:00 a.m. EDT on Tuesday, May 31, 2022. To attend the virtual Annual Meeting, go to https://www.cstproxy.com/metals/2022 shortly before the meeting time, enter your name, email address and control number to enter the meeting portal. If you miss the Annual Meeting, you can view a replay of the Webcast at https://www.cstproxy.com/metals/2022 until June 30, 2022. You need not attend the Annual Meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple the Company’s shareholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write to our corporate secretary at: 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5. If you want to receive your own set of our proxy materials in the future or, if you share an address with another shareholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•
following the instructions provided on your Notice or proxy card;

•
following the instructions provided when you vote over the Internet; or

•
going to https://www.cstproxy.com/metals/2022 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common shares as of February 28, 2022 by:
•
each person known to the Company to be the beneficial owner of more than 5% of our outstanding common shares;

•
each of the Company’s executive officers and directors; and

•
all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Common shares issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of common shares is based on 226,828,919 common shares issued and outstanding as of February 28, 2022.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all common shares beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o TMC the metals company Inc., 595 Howe Street, 10th Floor, Vancouver, British Columbia, Canada V6C 2T5.
Name and Address of Beneficial Owner	Number of Common Shares(1)	Percentage of Shares Beneficially Owned (%)
Directors and Executive Officers:
Gerard Barron(2)	18,654,997	8.1%
Anthony O’Sullivan(3)	1,362,154	*
Erika Ilves(4)	1,694,157	*
Craig Shesky(5)	564,025	*
Dr. Gregory Stone(6)	1,433,516	*
Christelle Gedeon(7)	21,894	*
Gina Stryker(8)	1,061,206	*
Christian Madsbjerg(9)	590,509	*
Andrew Hall	—	—
Sheila Khama	—	—
Andrei Karkar(10)	45,678,305	20.0%
Amelia Kinahoi Siamomua	—	—
Kathleen McAllister	—	—
All Directors and Executive Officers of the Company as a Group (11 Individuals)(11)	71,060,763	30.2%
Five Percent Holders:
ERAS Capital(12)	45,035,692	19.7%
Maersk Supply Service A/S(13)	20,820,816	9.2%
Allseas Group S.A.(14)	16,451,648	7.3%

*
Indicates beneficial ownership of less than 1%.

(1)
Excludes Special Shares.

(2)
Consists of (i) 14,487,559 common shares, (ii) 4,078,044 common shares underlying options that are exercisable within 60 days of February 28, 2022, and (iii) 89,394 common shares underlying warrants held by Mr. Barron. Does not include 2,275,334 common shares underlying options that are not exercisable and 781,250 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Mr. Barron.

(3)
Consists of (i) 575,110 common shares held by The O’Sullivan Family Trust No. 1 and 101,372 common shares held by Mr. O’Sullivan, (ii) 685,672 common shares underlying options that are exercisable within 60 days of February 28, 2022 held by Mr. O’Sullivan. Does not include 1,011,259 common shares underlying options that are not exercisable and 312,500 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by O’Sullivan. Anthony O’Sullivan is the sole director of JOZEM Pty Ltd. which is the trustee of The O’Sullivan Family Trust No. 1.

(4)
Consists of (i) 301,398 common shares held by Ms. Ilves, (ii) 1,362,077 common shares underlying options that are exercisable within 60 days of February 28, 2022 held by Ms. Ilves, and (iii) 30,682 common shares held of record by Ms. Ilves’ children. Does not include 1,011,259 common shares underlying options that are not exercisable and 234,375 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Ms. Ilves.

(5)
Consists of (i) 428,941 common shares and (ii) 135,084 common shares underlying options that are exercisable within 60 days of February 28, 2022 held by Mr. Shesky. Does not include 522,981 common shares underlying options that are not exercisable and 234,375 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Mr. Shesky.

(6)
Consists of (i) 109,903 common shares and (ii) 1,323,613 common shares underlying options that are exercisable within 60 days of February 28, 2022 held by Mr. Stone. Does not include 505,630 common shares underlying options that are not exercisable and 156,250 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Dr. Stone.

(7)
Consists of (i) 21,894 common shares held by Ms. Gedeon. Does not include 265,625 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Ms. Gedeon.

(8)
Consists of (i) 151,585 common shares held by Ms. Stryker, (ii) 147,672 common shares held by the Gina Thomas Stryker 2008 Children’s Trust U/A DTD 12/09/2008 JRT, (iii)  147,672 common shares held by the Gina Thomas Stryker 2008 Children’s Trust U/A DTD 12/09/2008 MET, (iv) 209,221 common shares underlying warrants held by Ms. Stryker, (v) 202,528 common shares underlying warrants held by the Gina Thomas Stryker 2008 Children’s Trust U/A DTD 12/09/2008 JRT and (vi) 202,528 common shares underlying warrants held by the Gina Thomas Stryker 2008 Children’s Trust U/A DTD 12/09/2008 MET. Ms. Stryker is the trustee of each of these trusts.

(9)
Consists of 590,509 common shares underlying options that are exercisable within 60 days of February 2, 2022 held by Mr. Madsbjerg. Does not include 126,407 common shares underlying options that are not exercisable and 8,032 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Mr. Madsbjerg.

(10)
Consists of (i) 642,613 common shares underlying options that are exercisable within 60 days of February 28, 2022 held by Mr. Karkar, (ii) 43,620,976 common shares held by ERAS Capital LLC (“ERAS”), and (iii) 1,414,716 common shares underlying warrants held by ERAS. Does not include 126,407 common shares underlying options that are not exercisable and 8,032 common shares underlying restricted share units that do not vest within 60 days of February 28, 2022 held by Mr. Karkar. Mr. Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(11)
See footnotes 2 through 10.

(12)
The address of ERAS is 323 Marina Boulevard, San Francisco, California 94123. Consists of (i) 43,620,976 common shares and (ii) 1,414,716 common shares issuable upon exercise of warrants owned by ERAS. Andrei Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(13)
The address of Maersk Supply Service A/S is Esplanaden 50 Copenhagen K, DK-1098 Denmark. Maersk Supply Service A/S is a subsidiary of AP Moller-Maersk A/S.

(14)
The address of Allseas Group S.A. is 18 Route de Pra de Plan, Case Postale, 411 1618 Chatel-Saint-Denis, Switzerland. Excludes 1,000,000 common shares held by Argentum Cedit Virtuti GCV, which has an ownership interest in Allseas Group S. A., to which Allseas Group, S.A. does not have voting or investment power with respect thereto.

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
On March 23, 2022, our board of directors accepted the recommendation of the nominating committee and voted to nominate eight directors for election at the Annual Meeting for a term of one year to serve until the 2023 annual meeting of shareholders, and until their respective successors have been elected and qualified.
The number of directors for the Company is set by ordinary resolution of the shareholders of the Company. Management of the Company is seeking shareholder approval of an ordinary resolution determining the number of directors of the Company at eight (8) for the ensuing year.
Set forth below are the names of the persons nominated for election as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of February 28, 2022.  Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Position
Directors:
Gerard Barron	55	Chief Executive Officer and Chairman of the board of directors
Andrew Hall	58	Director
Sheila Khama	64	Director
Andrei Karkar	44	Director
Amelia Kinahoi Siamomua	61	Director
Christian Madsbjerg	46	Director
Gina Stryker	56	Director
Kathleen McAllister	57	Director
Directors
Gerard Barron has served as our Chief Executive Officer and Chairman of the board of directors since the closing of the Business Combination. Mr. Barron became involved in the early strategic development and financing of DeepGreen during its formation in 2011 and stepped into the role of DeepGreen’s Chairman and Chief Executive Officer in 2018. From July 2013 until becoming Chairman and Chief Executive Officer in 2017, Mr. Barron served as a strategic advisor to the DeepGreen Board and its shareholders. Mr. Barron is a seasoned entrepreneur with a track record of building global companies in battery technology, media and future-oriented resource development both as a chief executive officer and strategic investor. In 2001, Mr. Barron founded Adstream, a global advertising technology and services provider, and served as the company’s Chief Executive Officer until December 2013. During that time, Adstream grew from a single office in Sydney to over 40 offices in 30 countries around the world and over $100 million in global revenue per year. Mr. Barron has also been a first money investor in industry-leading companies including Nautilus and Sirtex Medical. Mr. Barron’s qualifications to serve as Chief Executive Officer and on the board of directors include his extensive leadership and investment experience in the technology and resource development industries.
Andrew Hall has served on our board of directors since the closing of the Business Combination in September 2021 and is currently the Lead Independent Director. Mr. Hall is an internationally experienced executive and non-executive in the renewable energy technologies and services sector. Since July 2018, Mr. Hall has served as Managing Director of Saxjo Limited, a renewable energy consultancy company. Previously, Mr. Hall was Group Chief Financial Officer at Siemens Gamesa Renewable Energy SA, one of the largest companies in the wind and renewables industry, from April 2017 to November 2017. From October 2015 to March 2017, Mr. Hall served as Group Chief Financial Officer and Executive Director at

Siemens Wind Power GmbH & Co KG, a wind turbine original equipment manufacturer. Prior to that, Mr. Hall held a number of senior positions in other divisions of Siemens AG, including Chief Financial Officer and Board Member at Siemens Holdings plc & Cluster North West Europe in London from 2012 to 2015 and Chief Financial Officer and Board Member at Siemens Ltd & Cluster Africa in Johannesburg from 2008 to 2012. Mr. Hall currently serves on the board of a portfolio of venture capital, private equity and family office-backed companies in the renewable energy sector. Since September 2019, Mr. Hall has been Executive Chair of Star Windco Limited, a company providing wind turbine erection services. Since October 2018, Mr. Hall has been a non-executive director of Time to Act Limited, which specializes in metal coatings for the gas turbine and hydrogen industries. Additionally, Mr. Hall has served as Chair of New Motion Labs Limited, which licenses technology for the manufacture of mechanical drives, since June 2019, and as Senior Independent Director of Hero Future Energies Global Limited, a global renewable energy developer, since February 2019. Previously, Mr. Hall served as a board member of A2Sea AS from 2015 to 2017, Voith Hydro GmbH & Co KG from 2015 to 2017 and Mimica Labs from 2014 to 2017. Mr. Hall earned a M.Sc. & B.Sc. from the University of Cape Town and an M.B.A. from the London Business School. Mr. Hall’s qualifications to serve on the board of directors include his extensive international experience leading large, capital-intensive businesses in the renewable energy sector.
Christian Madsbjerg has served on our board of directors since the closing of the Business Combination in September 2021. Christian currently serves as the Chair of the Nomination and Governance Committee. Since 2019, Mr. Madsbjerg has served on the board of directors of Fritz Hansen A/S Copenhagen. Since August 2018, Mr. Madsbjerg has served as Professor of Applied Humanities at The New School for Social Research. Since January 2009, Mr. Madsbjerg has served as a director and senior partner of the consulting firm, ReD Associates, which he co-founded in August 2007. Mr. Madsbjerg is also a writer whose work has been featured in publications such as The Wall Street Journal, Financial Times, The Washington Post, Der Spiegel, and Bloomberg Businessweek. His latest book, Sensemaking: The Power of the Humanities in the Age of the Algorithm, was published in the spring of 2017 by Hachette Book Group. His book The Moment of Clarity, co-written with ReD partner Mikkel B. Rasmussen, was published by Harvard Business Press in the fall of 2014. He studied philosophy and political science in Copenhagen and London and has a Masters from the University of London. Mr. Madsbjerg’s qualifications to serve on the board of directors include his expertise in advising senior executives, including the practical application of the human sciences in business.
Sheila Khama has served on our board of directors since the closing of the Business Combination in September 2021. Ms. Khama is a consultant, policy advisor and former mining industry executive with expertise in corporate governance and sustainable development of minerals, oil and gas resources. Sheila currently serves as the Chair of the Sustainability and Innovation Committee. Since April 2019, Ms. Khama has been an independent consultant on oil and gas governance and policy reforms for SK Consulting Pty, Ltd. From November 2016 to March 2019, Ms. Khama served as Practice Manager and Coordinator of Donor Relations and Partnerships at The World Bank, where she led an international team of mineral, oil and gas specialists in implementing support programs ranging from policy reforms, technical assistance, research and knowledge dissemination for various countries. From November 2013 to November 2016, Ms. Khama served as Director African Natural Resources Center at the African Development Bank in Tunisia, where she led a support program for African governments to improve development outcomes from renewable and non-renewable resources. From 2010 to 2013, Ms. Khama served as Director of the Extractives Advisory Program at the African Center for Economic Transformation, a pan-African think tank based in Ghana. Ms. Khama also previously held a number of senior roles in the private sector, including Chief Executive Officer of De Beers Botswana from 2005 to 2010, Head of Marketing and Communication at the First National Bank of Botswana Ltd from 2002 to 2005, and Group Secretary of the Anglo-American Corporation Botswana from 1994 to 2002. Ms. Khama also currently serves as a Non-Executive Director for Tullow Oil plc, a position she has held since June 2019. Ms. Khama received an M.B.A. in General Management from Edinburgh University and a B.A. from the University of Botswana. Ms. Khama’s qualifications to serve on the board of directors include her extensive experience as a corporate strategist and her deep understanding of regulatory frameworks in the minerals, oil and gas industry.
Andrei Karkar has served on our board of directors since the closing of the Business Combination in September 2021 and served as a director of DeepGreen since March 2019. Andrei currently serves as the Chair of the Compensation Committee. Since 2006, Mr. Karkar has served as Chief Executive Officer of ERAS Holdings, The Karkar Family Office, with its origins in Karkar Electronics founded in 1959 by Edward Karkar. ERAS Holdings engages in a broad range of investment activities and invests in a wide variety of asset classes. Since July 2019, Mr. Karkar has served as a member of the board of directors of CognitionX, a private company based in the United Kingdom, and is a board member of Shepherd OÜ based in Estonia Mr. Karkar received a B.A. from Georgetown University. Mr. Karkar’s qualifications to serve on the board of directors include his experience as an advisor and investor in public and private companies.
Amelia Kinahoi Siamomua has served on our board of directors since the closing of the Business Combination in September 2021. Ms. Siamomua has over 35 years of experience as a development economist and an international civil servant with a strong focus on gender equality and sustainability issues. Since March 2021, Ms. Siamomua has been an independent consultant on gender and social inclusion for Cardno International Development to provide technical assistance to the Government of Nauru and for UNDP to provide technical assistance for Tonga’s Coastal Resilience Project. From June 2015 until February 2021, Ms. Siamomua served as Head of Gender, in the Economic, Youth & Sustainable Development Directorate of the Commonwealth Secretariat based in London, United Kingdom, where she represented the Secretary General at the United Nations (“UN”) High-level Group on Women’s Access to Justice and the UN Commission on the Status of Women. Between 2012 and 2014, Ms. Siamomua held a position as Inter-Regional Advisor (Small Island Developing States) within the Division for Sustainable Development at the UN Department of Economic and Social Affairs in New York, where she analyzed best practices on sustainable development and provided policy advice to governments and relevant stakeholders in developing countries. Prior to that, Ms. Siamomua served as senior advisor in Papua New Guinea from 2010-2012 and as project coordinator in Fiji from 2008-2009 as part of the UN Development Programme and prior to this, she had served with the Asian Development Bank, Pacific Community and Pacific Forum. Ms. Siamomua has earned a B.A. in Economics and Politics and post graduate executive studies on business administration, leadership and development from the University of the South Pacific in Fiji and the Kennedy School of Government, Harvard University. Ms. Siamomua’s qualifications to serve on the board of directors include her sustainable development expertise and her extensive knowledge of economic and social policies of small island developing states, multilateralism and inter-governmental processes of the Asia-Pacific, the UN and the Commonwealth.
Gina Stryker has served on our board of directors since the closing of the Business Combination in September 2021. Ms. Stryker has 20 years of tax experience in corporate settings as well as 14 years of senior management experience. Since May 2020, Ms. Stryker has served as General Counsel and Corporate Secretary of SOAC. Since August 2019, Ms. Stryker has also been a part of 3920 Partners LLC, a company focused on sustainable investment, where she now serves as Partner. From July 2018 to January 2019, Ms. Stryker served as Senior Advisor to EVP Restructuring at GenOn Energy, Inc. (“GenOn”), where she led tax and business strategy engagement as GenOn prepared to emerge from Chapter 11. Prior to July 2018, Ms. Stryker managed a family office. Ms. Stryker has earned a B.S. in Applied Science from Youngstown State University, a J.D. from University of Pittsburgh, an LLM from New York University and an M.B.A. from Rice University. Ms. Stryker’s qualifications to serve on the board of directors include her prior experience advising on tax and business strategy in the energy industry.
Kathleen McAllister has served on the board of directors since February 9, 2022. Ms. McAllister currently serves as the Chair of the Audit Committee. Ms. McAllister is a Certified Public Accountant (CPA) and former President and CEO and CFO of Transocean Partners LLC. Ms. McAllister brings a broad range of strategic perspective to the complex challenges of operating cyclical businesses and raising capital and corporate governance in the global marketplace. She currently serves as an independent director for Black Hills Corporation and Hoegh LNG Partners LP. She serves on the Audit Committee of both companies and on the Hoegh LNG Partners Conflict Committee. Previously, Ms. McAllister served on the board of Maersk Drilling and chaired the Audit and Risk Committee. Ms. McAllister’s qualifications to serve on the board of directors include her broad experience in global business operations, capital raising and allocation, business transformation, risk oversight, SEC reporting, mergers and acquisitions, internal controls, tax, treasury and talent development.
There are no family relationships, as such term is defined in Item 401(d) of Regulation S-K, between or among any of our directors or executive officers.

Independence of the Board of Directors
Nasdaq rules generally require that independent directors must comprise a majority of a listed company’s board of directors. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the board of directors has determined that Andrew Hall, Gina Stryker, Sheila Khama, Christian Madsbjerg, Amelia Kinahoi Siamomua, Andrei Karkar and Kathleen McAllister, representing seven (7) of the Company’s eight (8) directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq. Andrew Hall serves as the Lead Independent Director of the board of directors.
Committees of our Board of Directors and Meetings
Meeting Attendance
During the fiscal year ended December 31, 2021 following the closing of the Business Combination, there were nine meetings of our board of directors, and the various committees of our board of directors met a total of nine times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during fiscal 2021. Each member of our board of directors is strongly encouraged but is not required to attend each annual meeting of our shareholders. All directors attended our annual meeting of shareholders held in 2021.
Audit Committee
Our audit committee met five times during fiscal 2021 following the closing of the Business Combination. Our audit committee consists of Kathleen McAllister, who serves as the chairperson, Andrew Hall and Gina Stryker. Each member of the audit committee qualifies as an independent director under the Nasdaq Listing Rules and the independence requirements of Rule 10A-3 under the Exchange Act of 1934, as amended (the “Exchange Act”).
The board of directors has determined that Ms. McAllister qualifies as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of Nasdaq.
The purpose of the audit committee is to prepare the audit committee report required by the SEC to be included in our proxy statement and to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, (4) the performance of our internal audit function and (5) the performance of our independent registered public accounting firm.
The board of directors has adopted a written charter for the audit committee, which is available on the Company’s website at www.metals.co under Investors — Governance — Governance Documents.
Compensation Committee
Our compensation committee met twice during fiscal 2021 following the closing of the Business Combination.  Our compensation committee consists of Andrei Karkar, who serves as the chairperson, Sheila Khama and Gina Stryker. All members of the compensation committee qualify as independent under the definition promulgated by Nasdaq.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting our compensation program and compensation of its executive officers and directors, (2) monitoring our incentive and equity-based compensation plans and (3) preparing the compensation committee report required to be included in our proxy statement under the rules and regulations of the SEC.

The board of directors has adopted a written charter for the compensation committee, which is available on the Company’s website at www.metals.co under Investors — Governance — Governance Documents.
The compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation:
•
The compensation committee’s independent compensation consultant during fiscal year 2021 was Frederic W. Cook & Co. (“FW Cook”). FW Cook is engaged by, and reports directly to, the compensation committee, which has the sole authority to hire or fire FW Cook and to approve fee arrangements for work performed. FW Cook assists the compensation committee in fulfilling its responsibilities under its charter, including advising on proposed compensation packages for executive officers, compensation program design and market practices generally. The compensation committee has authorized FW Cook to interact with management on behalf of the compensation committee, as needed in connection with advising the compensation committee, and FW Cook is included in discussions with management and, when applicable, the compensation committee’s outside legal counsel on matters being brought to the Compensation committee for consideration.

•
It is the compensation committee’s policy that the chair of the compensation committee or the full compensation committee pre-approve any additional services provided to management by our independent compensation consultant. In fiscal year 2021, FW Cook only did work for the compensation committee. The compensation committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that FW Cook’s work for the compensation committee does not raise any conflict of interest.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee met once during fiscal 2021 following the closing of the Business Combination. Our nominating and corporate governance committee consists of Christian Madsbjerg, who serves as the chairperson, Sheila Khama and Andrei Karkar. The purpose of the nominating and corporate governance committee is to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with the criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for re-election and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of shareholders, (3) identifying members of the board of directors qualified to fill vacancies on any committee of the board of directors and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to the Company, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
The board of directors have adopted a written charter for the nominating and corporate governance committee, which is available on the Company’s website at www.metals.co under Investors  — Governance — Governance Documents.
Generally, our nominating and corporate governance committee considers candidates recommended by shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating and corporate governance committee will evaluate a candidate’s qualifications in accordance with our nominating and corporate governance committee’s written charter. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our shareholders. Given that the Board composition currently comprises of gender parity, the nominating and corporate governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and corporate governance committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a shareholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in the Articles of the TMC the metals company Inc. (“Articles”) and in “Shareholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by shareholders will be considered in accordance with our nominating and corporate governance committee’s written charter. Any such recommendation should be made in writing to the nominating and corporate governance committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending shareholder and the beneficial owner, if any, on whose behalf the nomination is made:
•
all information relating to such person that would be required to be disclosed in a proxy statement;

•
certain biographical and share ownership information about the shareholder and any other proponent, including a description of any derivative transactions in the Company’s securities;

•
a description of certain arrangements and understandings between the proposing shareholder and any beneficial owner and any other person in connection with such shareholder nomination; and

•
a statement whether or not either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:
•
certain biographical information concerning the proposed nominee;

•
all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;

•
certain information about any other security holder of the Company who supports the proposed nominee;

•
a description of all relationships between the proposed nominee and the recommending shareholder or any beneficial owner, including any agreements or understandings regarding the nomination; and

•
additional disclosures relating to shareholder nominees for directors, including completed questionnaires and disclosures required by our Articles.

Sustainability and Innovation Committee
Our sustainability and innovation committee met once during fiscal 2021 following closing of the Business Combination. Our sustainability and innovation committee consists of Sheila Khama, who serves as the chairperson, Christian Madsbjerg and Amelia Kinahoi Siamomua.
The purpose of the sustainability and innovation committee is to assist the board of directors in discharging its responsibilities relating to oversight of our policies, programs, performance and related risks and opportunities that concern key sustainability and innovation matters, including issues of significance to us and our stakeholders that may affect its business, strategy, operations, performance, or reputation.
The board of directors have adopted a written charter for the sustainability and innovation committee, which is available on the Company’s website at www.metals.co under Investors  — Governance — Governance Documents.

Board Leadership Structure
The positions of chairman of the board of directors and chief executive officer of the Company have historically been combined, and Gerard Barron currently holds both positions. We believe this board leadership structure is appropriate because of the efficiencies and institutional history with the operating held by Mr. Barron as the former chief executive officer and chairman of DeepGreen and of the subsequent combined entity following the closing of the Business Combination. Mr. Barron possess the detailed knowledge of our day-to-day operations and this has both informed and supported the decision-making processes of the board of directors as a whole. We have a strong governance structure in place, including the appointment of a lead independent director as well as the remaining seven independent directors, which seek to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet in executive sessions without Gerard Barron in attendance.
Director Diversity
Board Diversity Matrix (As of April 14, 2022)
Total Number of Directors: Eight
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	4	4	0	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	0	0	0	0
Alaskan Native or Native American	1	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	1	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0
Role in Risk Oversight
The board of directors have extensive involvement in the oversight of risk management related to the Company and its business and will accomplish this oversight through the regular reporting to the board of directors by the audit committee. The audit committee will represent the board of directors by periodically reviewing the Company’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the board of directors all areas of risk (including cybersecurity) and the appropriate mitigating factors. In addition, the board of directors will receive periodic detailed operating performance reviews from management.
Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of Nasdaq that serve as a flexible framework within which our board of directors and its committees operate. These guidelines cover a number of areas including board membership criteria and director qualifications, director responsibilities, board agenda, meetings of non-management directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of our chief executive officer management succession planning. A copy of our corporate governance guidelines is posted on our website at www.metals.co under Investors — Governance — Governance Documents.
Shareholder Communications to our Board of Directors
Generally, shareholders who have questions or concerns should contact our Investor Relations department at investors@metals.co. However, any shareholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the chairperson of our board of directors at 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
•
junk mail and mass mailings;

•
resumes and other forms of job inquiries;

•
surveys; and

•
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Hedging Policy
Our insider trading policy explicitly prohibits the engagement of our employees, contracts, directors and officers to engage in short-term or speculative transactions involving our securities, which includes:
•
trading in our securities on a short-term basis (any of our common shares purchased in the open market must be held for a minimum of six months and ideally longer);

•
purchasing of financial instruments (including prepaid variable forward contracts, equity swaps, puts, calls, straddles, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our equity securities and entering into other transactions with the same economic effect, including short sales;

•
borrowing or other arrangements involving pledge of securities; and

•
selling a security future that establishes a position that increases in value as the value of the underlying equity security decreases.

Executive Officers
The following table sets forth certain information as of April 14, 2022 regarding our executive officers. We have employment agreements with executive officers.
Name	Age	Position
Executive Officers:
Gerard Barron	55	Chief Executive Officer and Chairman of the Board of Directors
Anthony O’Sullivan	55	Chief Development Officer
Erika Ilves	44	Chief Strategy Officer
Craig Shesky	38	Chief Financial Officer
Dr. Gregory Stone	64	Chief Ocean Scientist
Christelle Gedeon	40	Chief Legal Officer

Gerard Barron See Mr. Barron’s biography above.
Anthony O’Sullivan has served as our Chief Development Officer since the Closing of the Business Combination and has served as DeepGreen’s Chief Development Officer since July 25, 2017. Mr. O’Sullivan has over 30 years mining experience with a track record of delivering innovative solutions across multiple continents both in the terrestrial and marine environments. Since January 2020, Mr. O’Sullivan is serving as a non-executive director for SensOre Ltd., a company that performs mineral targeting and was listed on the ASX on February 11, 2022. From February 2017 to December 2019, Mr. O’Sullivan served as the Chief Executive Officer of Sasak Minerals Pty Ltd., a company focused on deploying machine learning and mineral exploration. Since February 2017, Mr. O’Sullivan served as the Principal and Owner of International Resources, a firm focused on creating value through the discovery and development of mineral resources. From November 2014 until January 2017, he served as Vice President Exploration for Quantum Pacific Exploration, where he engaged in planning, development, and management of the exploration company, including developing corporate strategies, overseeing exploration activities, evaluating existing and potential new assets, establishing an exploration team and identifying a suite of new opportunities. In December 2005, Mr. O’Sullivan began serving as Chief Operating Officer of Nautilus, a position he held until December 2012. While serving as Chief Operating Officer of Nautilus, Mr. O’Sullivan led exploration, engineering and design, project development, permitting and product marketing culminating in the declaration of 43-101 compliant resources, grant of the environmental permit and mining lease from the Government of Papua New Guinea, ore sales agreement with one of China’s leading copper producers, Tongling Nonferrous Metals Group, and the completion of project design and commencement of project construction. Mr. O’Sullivan was previously part of the BHP Billiton Global Exploration Leader Team with responsibility for the company’s iron ore, bauxite, coal and non-porphyry base metal exploration portfolios. Mr. O’Sullivan is the named co-inventor on five subsea mining patents. Mr. O’Sullivan earned a M.Sc. in Mineral Exploration from the University of Western Australia and a B.Sc. (Hons) in Geology from the University of Western Australia.
Erika Ilves has served as our Chief Strategy Officer since the Closing of the Business Combination and has served as DeepGreen’s Head of Strategy and Business Development since September 2018. During her time at DeepGreen, Erika has focused on developing alliances with offshore partners, resource companies and EV supply chain, overseeing DeepGreen lifecycle impact studies as well as developing a transparent provenance strategy to enable DeepGreen to establish clean metals as a new purchasing category. From November 2015 until December 2018, Ms. Ilves served as a director and Head of Machine Learning for OffWorld, Inc., an industrial robotics company that she co-founded, where she led a team of machine learning engineers to develop teachable mining robots. From November 2013 until November 2016, Ms. Ilves also served as Chief Strategy Officer for Shackleton Energy, a company she co-founded, where she developed an international public-private consortium to create technologies to extract water ice from the moon in order to fuel deep space missions from low Earth orbit, drastically reducing the costs of such missions. Ms. Ilves’ 15 years of strategy consulting experience started with McKinsey & Company, where she served global and emerging markets financial institutions on strategy, performance and operational transformations; and later founded the Executive Office which advised governments and investors of the Gulf Cooperation Council on transitioning to a green economy. From 2006 to 2007, Ms. Ilves served as Chief Organization Officer of TANDBERG, an OSE-listed videoconferencing technology firm acquired by Cisco Systems Inc. in 2010, where she was responsible for developing leadership and sales capability for the firm’s global sales force and partner network of over 3,000 people. In 1999, Ms. Ilves attended Emory Law School as a research scholarship recipient. Ms. Ilves earned a LL.M. from the Central European University and a LL.B. magna cum laude from the University of Tartu.
Craig Shesky has served as our Chief Financial Officer since the Closing of the Business Combination and has served as DeepGreen’s Head of Financial Markets and Investor Relations since February 2021. Mr. Shesky has over 15 years combined experience in public investing, metals research and investment banking in New York. From August 2008 until July 2020, Mr. Shesky was employed by King Street Capital Management, most recently as senior analyst in charge of recommending investments in the global metals and mining space. Mr. Shesky has analyzed electrification trends, battery chemistries and the resulting impacts on supply and demand for critical base metals, with particular expertise in nickel and copper. He also has significant experience navigating complex, legal-driven investments around the world, as King Street was one of the largest creditors in over a dozen global Lehman Brothers entities. From July 2006 to July 2008, Mr. Shesky served as an analyst on the insurance and asset management investment banking team at Morgan Stanley. Mr. Shesky graduated magna cum laude with a B.S. in Finance from the University of Notre Dame.
Gregory Stone, Ph.D. has served as our Chief Ocean Officer since the Closing of the Business Combination and has served as a Director and Chief Ocean Officer of DeepGreen since February 2018. In January 2020, Dr. Stone founded Pole-to-Pole, a non-profit organization with a mission to apply practical solutions to the problems facing Earth’s ocean, and has been serving as the organization’s Chairman since that time. Dr. Stone is an ocean scientist and explorer with over 10,000 dives throughout Earth’s ocean down to 18,000 feet using submarines, SCUBA, underwater habitats and robotics. Dr. Stone is also widely known as a global thought leader who finds ways for humanity and the ocean to co-exist and support each other in the modern world. Dr. Stone was a catalyst at the genesis of the Ocean Health Index, a scientific framework used to measure oceans’ health, and specializes in sustainable fishing, aquaculture, climate adaptation and seamount ecology. Dr. Stone’s ability to communicate complex science is illustrated by his compelling TED and World Economic Forum talks, and his appearances in documentaries for the Discovery Channel and National Geographic. Dr. Stone has authored hundreds of publications including articles for Nature, National Geographic, and four books, one of which is a National Outdoor Book Award winner. Dr. Stone’s numerous accolades and professional associations include the Explorers Club, Pew Fellowship for Marine Conservation, National Geographic Hero, the Boston Sea Rover’s Diver of the year, Order of Kiribati Medal, the U.S. National Science Foundation/Navy Antarctic Service medal, and a NOGI Award from National Academy of Underwater Arts and Sciences. Dr. Stone is also a Senior Science Advisor to the Special Envoy for Ocean and the World Economic Forum Ocean Program. From September 2008 to February 2018, Dr. Stone served as Chief Scientist for Conservation International and head of the Global Ocean Program. Dr. Stone earned a Ph.D. in Marine Science from the University of the South Pacific, a M.Sc. in Marine Policy from the University of Rhode Island and a B.A. in Human Ecology and Marine Biology from the College of the Atlantic.
Christelle Gedeon, Ph.D., has served as the Chief Legal officer since October 2021. Christelle is an established public company CLO having previously held a similar position in a 5-billion-dollar market cap dual-listed (Nasdaq and TSX) entity, active in more than 10 countries. She enhances the TMC management team with her expertise in navigating complex regulatory regimes, corporate governance, government relations, as well as with her deep experience in intellectual property portfolio management. Prior to joining The Metals Company, Christelle was a partner at a prominent Canadian law firm and spent several years advising life sciences clients on corporate commercial as well regulatory matters including negotiations with government agencies, securing operating licenses and internal compliance monitoring and auditing. Dr. Gedeon received her LL.B/B.C.L. from McGill University and holds a Ph.D. in Clinical Pharmacology and Toxicology from the University of Toronto.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Introduction
SOAC
None of SOAC’s executive officers or directors received any cash compensation for services rendered to SOAC. SOAC agreed to pay an affiliate of Sustainable Opportunities Holdings LLC (“Sponsor”) a total of $10,000 per month, for up to 18 months, for office space, secretarial and administrative services provided to members of its management team. The Sponsor, executive officers and directors, or any of their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on its behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.
DeepGreen and TMC
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. The number of securities and exercise prices, as applicable, described in this section have been adjusted based on the exchange ratio calculated pursuant to the terms of the Business Combination Agreement to reflect the number of securities and exercise prices following the Business Combination.
We are currently considered a “smaller reporting company” within the meaning of the Securities Exchange Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to the following “Named Executive Officers”, which are the individuals who served as principal executive officer and the next two most highly compensated executive officers for the fiscal year ended December 31, 2021. As of December 31, 2021, our Named Executive Officers were:
•
Gerard Barron, Chief Executive Officer;

•
Anthony O’Sullivan, Chief Development Officer; and

•
Erika Ilves, Chief Strategy Officer

In 2021, our compensation program consisted of two components: (1) compensation for services related to DeepGreen prior to the Business Combination and (2) compensation for services related to us after the Business Combination.
Prior to September 9, 2021, DeepGreen’s compensation program included base salaries, annual cash bonus, and stock option grants. The options granted on March 4, 2021 were awarded in lieu of cash bonuses to retain DeepGreen employees in furtherance of the Business Combination. The DeepGreen board had the sole discretion to award these options and exercised its discretion to do so, as it had not consistently awarded cash bonuses to its employees, despite multiple years of service. Some of the options were granted subject to the achievement of significant long-term performance goals of DeepGreen and remain unvested.
Our current executive compensation plan has been in place since September 9, 2021 and is the ongoing compensation program post-Business Combination. Our current executive compensation plan includes base salaries, Short-Term Incentive Program (paid in restricted share units for 2021), and a Long-Tterm Incentive Program (granted in the form of restricted share units grants for 2021).
In 2021, our executive compensation program was designed to provide our named executive officers with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of our shareholders with our ability to attract and retain talented executives. The compensation committee of our Board, post Business Combination (the “Compensation Committee”), has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each named executive officers’ compensation. Our executive compensation program is based on four guiding principles. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed and performance-based contingent payments, in the proportions that we believe achieve these four guiding principles:
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enhance shareholder value by aligning the financial interests of our named executive officers with those of our shareholders;

•
enable us to attract, motivate and retain the people needed to define and lead our industry;

•
integrate compensation closely with the achievement of our business and performance objectives; and

•
reward the individual performance that contributes to our short-term and long-term success.

The compensation committee utilized and relied significantly on a competitive market analysis when determining the size, components and mix of our named executive officers’ compensation packages.
Our Named Executive Officers’ target annual compensation consists of three principal components: (a) base salary, (b) an annual performance Short-Term Incentive Plan (“STIP”) and (c) long-term equity incentive compensation under our Long-Term Incentive Plan (“LTIP”). The base salary component is primarily designed to provide a predictable level of financial stability. The STIP is designed to reward the achievement of annual goals that are aligned with our strategic plan. The base salary and STIP are referred to as the cash component of the compensation plan. The LTIP is the equity compensation component and is primarily designed to incentivize and retain our executives over a multi-year period and to reward the achievement of our long-term financial and strategic objectives.
Elements of Compensation
Our executive compensation program consists of three principal components: base salary, STIP (together with base salary, “total cash compensation”), and the LTIP. The LTIP consists primarily of restricted share units (“RSUs”), and prior to the Business Combination, stock options, that each vest over time based on continued employment and, in some cases, the achievement of performance and market goals.
Key Components of Our 2021 Compensation Plans
Compensation Element	Primary Purpose	Performance Period	Details
Cash Compensation
Base Salary	Reward for ongoing work performed, executive tenure and role	Ongoing	Provided in cash each pay period.
Short Term Incentive Plan (STIP)	Reinforce and drive short-term priorities and business results	1 year	Target award based on a percentage of salary.
Recognize and reward corporate and individual performance
Awards may be earned from 0% to 100% of target based on achievement of pre-determined corporate short-term objectives that are aligned with our strategic plan as well as individual performance.
Awards are paid in cash upon the completion of the fiscal year; however, for 2021, STIP awards were paid in immediately-vested RSUs.

Compensation Element	Primary Purpose	Performance Period	Details
Equity Compensation
Long-term incentives (LTIP)	Reinforce and drive long-term shareholder value Retain executives over a multi-year period Incentivize the achievement by management of multi-year performance goals	3 or 4 years
Grants post-Business Combination were in the form of RSUs that generally vest one-third per year over three years or in fourths over four years.
Grants made by DeepGreen prior to the Business Combination related to service prior to the Business Combination were in the form of stock options that vest over time based on continued employment as well as upon the achievement of performance and market goals. Time-based options vest one third per year over 3 years beginning from an individual’s start date, while performance-based options vest based on the achievement of four pre-established goals within a 7-year performance period.

Equity Compensation
We use long-term equity-based compensation to incentivize and retain our executive officers by linking their awards to the achievement of our long-term strategic goals. We typically award long-term equity-based compensation with restricted share units that vest over time so long as the executive remains employed with the Company.
The compensation committee determines the size of equity award grants after considering the following factors:
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the competitive equity compensation practices for comparable positions identified in the applicable market analysis;

•
the executive’s level of responsibility and duties;

•
a comparison to grant levels of other executive officers;

•
individual named executive officers’ performance;

•
our corporate performance;

•
our total equity compensation costs relative to total expenses;

The compensation committee does not take into consideration an executive’s aggregate equity holdings or equity carrying value in determining annual long-term equity incentive awards.
In 2021, the DeepGreen board prior to the Business Combination and our compensation committee approved the grant of equity awards to our Named Executive Officers. They considered, to the extent applicable, our corporate performance and individual contributions in 2021 as well as in prior years. The compensation committee determined the value of each equity award as time-based RSUs that vest one-third per year over three years based on the potential equity compensation expense and the target award size, as well as the retention and incentive aspects of the award. The total value was also informed by the competitive analysis conducted by FW Cook, an independent compensation consulting firm engaged by our Compensation Committee to provide competitive market data as well as advice on pay levels and compensation program structure.
The stock awards disclosed in the summary compensation table below represent the RSUs approved by our Compensation Committee, which were issued and valued on November 22, 2021, using a share price of $3.20. Option awards disclosed in the summary compensation table below were granted by the

DeepGreen board on March 4, 2021 and were valued on that date using a Black-Scholes valuation model, which ascribed a fair value between $5.42 and $5.59 per option.
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our Named Executive Officers for the fiscal year ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Gerard Barron, Chief Executive Officer	2021	565,000	296,625	2,500,000	10,833,401	—	14,195,026
	2020	565,000	—	—	—	—	565,000
Anthony O’Sullivan, Chief Development Officer	2021	475,000	166,250	1,000,000	4,539,262	12,838	6,193,350
	2020	475,000	—	—	—	14,998	489,998
Erika Ilves, Chief Strategy Officer	2021	395,000	138,250	750,000	4,778,763	—	6,062,013
	2020	395,000	—	—	—	—	395,000

(1)
For the year ended December 31, 2021, the Company awarded an annual STIP bonus at 70% of target in the form of RSUs. The number of RSUs granted is 180,869 units for Gerard Barron, 101,372 units for Anthony O’Sullivan, and 84,299 units for Erika Ilves. The RSUs were granted on February 9, 2022 and were fully vested upon the grant date (at a fair value per RSU of $1.64).

(2)
Stock awards consists of RSUs granted during the year ended December 31, 2021. The grant date fair value is computed based on the closing market price on the date of grant in accordance with FASB ASC Topic 718, Compensation — Stock Compensation (“ASC 718”).

(3)
The amounts shown in this column represents the aggregate grant date fair value of the time-based stock option awards and performance-based stock option awards granted by DeepGreen prior to the Business Combination, computed in accordance with FASB ASC Topic 718. Under SEC rules, these performance-based option awards are valued based on the probable outcome of the performance conditions associated with these awards, which a portion was determined to be not probable at grant. As a result, the amount determined to be not probable at grant in respect to the performance-based stock options granted in 2021 has been excluded in the table above. The grant date fair value of these performance-based stock option awards, assuming the performance conditions are achieved in full, is $15,954,495 for Gerard Barron, $6,815,302 for Anthony O’Sullivan, and $7,054,804 for Erika Ilves. Additional information can be found in note 16 to the audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2021.

(4)
Consists of Australian superannuation contributions made by TMC/DeepGreen during the years 2021 and 2020.

Outstanding Equity Awards at 2021 Fiscal Year-End
The following table sets forth certain information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2021. The number of securities and exercise prices, as applicable, described in this section have been adjusted based on the exchange ratio calculated pursuant to the terms of the Business Combination Agreement to reflect the number of securities and exercise prices following the Business Combination.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Gerard Barron	05/16/2019	3,473,586	—	$0.65	06/01/2028	—	—
	03/04/2021	604,458	2,275,334	0.65	06/01/2028	—	—
	11/22/2021	—	—	—	—	781,250	1,625,000
Anthony O’Sullivan	05/16/2019	466,965	—	$0.65	06/01/2028	—	—
	03/04/2021	218,707	1,011,259	0.65	06/01/2028	—	—
	11/22/2021	—	—	—	—	312,500	650,000
Erika Ilves	09/01/2018	1,099,968	—	$0.65	06/01/2028	—	—
	03/04/2021	262,109	1,011,259	0.65	06/01/2028	—	—
	11/22/2021	—	—	—	—	234,375	487,500

(1)
These stock options vest as follows, subject to continued service through each vesting threshold: (i) 25% if our market capitalization equals or exceeds $3.0 billion; (ii) 35% if our market capitalization equals or exceeds $6.0 billion; (iii) 20% if the International Seabed Authority grants us an exploitation contract; and (iv) 20% upon the commencement of the first commercial production following the grant of the exploitation contract.

(2)
Stock awards consists of RSUs that were granted on November 22, 2021 and vest one third on each anniversary of the grant date.

(3)
Market value of shares based on TMC’s closing market share price at December 31, 2021.

Other Compensation and Benefits
We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our Named Executive Officers with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental benefits and a 401(k) plan (or equivalent as determined by employee’s jurisdiction of employment).
Employment Arrangements
DeepGreen entered into an employment agreement with Mr. Gerard Barron on January 1, 2018, an employment agreement with Mr. Anthony O’Sullivan on July 25, 2017, and an employment agreement with Ms. Erika Ilves on September 1, 2018, each in connection with their services as executive officers with DeepGreen, the material terms of which are described below. In addition, each Named Executive Officer has agreed to non-competition, non-solicitation and non-interference covenants that apply during the term of employment and for 12 months thereafter, as well as assignment of intellectual property and confidentiality obligations, each as set forth in his or her respective employment agreement.
Mr. Barron began his current position as DeepGreen’s Chief Executive Officer in January 2018. Mr. O’Sullivan began his current position as DeepGreen’s Chief Development Officer in July 2017. Ms. Ilves began her current position as Head of Strategy and Business Development in September 2018 and continues as our Chief Strategy Officer.
Gerard Barron
DeepGreen entered into an employment agreement with Mr. Barron, who accepted and commenced his role as DeepGreen’s Chief Executive Officer on the agreement effective date, January 1, 2018 (the “Barron Employment Agreement”). Under the Barron Employment Agreement, Mr. Barron’s initial annual base salary was $450,000, which DeepGreen agreed to review on a year-to-year basis, in accordance with DeepGreen’s payroll practices. Mr. Barron’s current annual base salary is $565,000. In addition, DeepGreen issued Mr. Barron up to 187,500 common shares, upon the execution of the Barron Employment Agreement, to be paid in lieu of cash for services provided by Mr. Barron from July 2017 through November 2017. As DeepGreen’s Chief Executive Officer, Mr. Barron is eligible to participate in DeepGreen’s benefit plans and to be considered for an annual performance incentive bonus, to be granted at the discretion of the board of directors on a year-to-year basis (the “Employment Bonus”). Under the Barron Employment Agreement, if Mr. Barron is deemed eligible to receive an Employment Bonus for a particular year, then the terms of such Employment Bonus shall be provided under a separate agreement and paid as soon as practicable after the first quarter of the first financial year following the year that Mr. Barron earns such bonus.
Pursuant to the Barron Employment Agreement, Mr. Barron also received an option grant for 3,473,586 shares of DeepGreen common shares, at an exercise price of $0.65 per share, subject to the terms and conditions set forth in a stock option agreement between the parties, dated July 23, 2018 (the “Barron Stock Option Agreement”). Under the Barron Stock Option Agreement, the parties agreed that (i) 2,894,655 options would be issued as part of DeepGreen’s Long-Term Incentive Plan, with (x) 60% of such shares vesting in equal 20% installments on each of January 1, 2019, January 1, 2020 and January 1, 2021, and (y) 20% of such shares vesting upon the DeepGreen raising $20,000,000 in cash following the date of grant and (z) 20% of such shares vesting upon DeepGreen raising a total of $40,000,000 in cash following the date of grant, provided that Mr. Barron remained an employee of

DeepGreen on such dates, and (ii) 578,931 options would be issued as part of Mr. Barron’s board of directors remuneration, with 50% of such shares vesting as of the grant date and 50% of such shares vesting as of January 1, 2019. Any vested options under the Barron Stock Option Agreement are set to expire on June 1, 2028. All stock options granted to Mr. Barron are governed by the terms of the DeepGreen Plan (as defined below), as well as the Barron Stock Option Agreement. In the event that Mr. Barron’s employment with DeepGreen is terminated without cause, Mr. Barron will receive a payment equal to either (i) 3 months of his then annual base salary, or (ii) in the event that DeepGreen had raised (y) $20,000,000 in equity as of January 1, 2018 and (z) DeepGreen has greater than $10,000,000 cash-on-hand as of the date of such termination, then Mr. Barron shall receive an amount equal to 12 months of his base salary as a salary continuance in accordance with the Barron Employment Agreement and DeepGreen’s standard monthly payroll practices (the “Barron Severance Benefits”). In the event that, following a change of control of DeepGreen, Mr. Barron is terminated without “cause” or resigns as a result of a “triggering event,” Mr. Baron will also be eligible to receive the Barron Severance Benefits.
Anthony O’Sullivan
DeepGreen entered into an employment agreement with Mr. O’Sullivan, who accepted and commenced his role as DeepGreen’s Chief Development Officer on July 25, 2017 (the “O’Sullivan Employment Agreement”). Pursuant to the terms of the O’Sullivan Employment Agreement, Mr. O’Sullivan’s initial annual base salary was equal to AUD$400,000, less applicable deductions (including Australian Pay As You Go withholding tax or such other withholding tax applicable to the jurisdiction in which Mr. O’Sullivan resides at the time). Mr. O’Sullivan current annual base salary is US$475,000. DeepGreen agreed to review the initial annual base salary on a year-to-year basis in accordance with the terms of the agreement. Mr. O’Sullivan is eligible to participate in DeepGreen’s employee benefit plans, short-term incentive plan and the long-term incentive plan. In connection with his hiring, Mr. O’Sullivan was granted certain stock options pursuant to the DeepGreen Plan. Subject to the terms and conditions set forth by that certain stock option agreement, made effective July 23, 2018, by and between DeepGreen and Mr. O’Sullivan (the “Sullivan Stock Option Agreement”), Mr. Sullivan was granted 2,026,258 common shares at an exercise price of $0.65 per share, subject to (i) thirty-four percent (34%) of the shares vesting as of the grant date, (ii) thirty-three percent (33%) of the shares vesting on June 1, 2019, and (iii) thirty-three percent (33%) of the shares vesting on June 1, 2020, provided that Mr. O’Sullivan remains an employee of DeepGreen on such dates. The vested options are set to expire on June 1, 2028, under the vesting and expiration conditions of the Sullivan Stock Option Agreement. In the event that Mr. O’Sullivan’s employment with DeepGreen is terminated, then any unvested options will expire on the Termination Date. If Mr. O’Sullivan’s employment with DeepGreen is terminated without “cause” or, within six months following a change of control of DeepGreen, Mr. O’Sullivan experiences a “triggering event,” Mr. O’Sullivan will receive any earned, but unpaid, annual bonus.
Erika Ilves
DeepGreen entered into an employment agreement with Ms. Ilves, who accepted and commenced her role as DeepGreen’s Head of Strategy and Business Development on September 1, 2018 (the “Ilves Employment Agreement”). Pursuant to the terms of the Ilves Employment Agreement, Ms. Ilves’ initial annual base salary was $180,000, which increased to $300,000 per annum, effective January 1, 2019. Ms. Ilves’ current annual base salary is $395,000. As a DeepGreen employee, Ms. Ilves is eligible to participate in DeepGreen’s employee benefit plans, short term incentive plan and long-term incentive plan. In connection with her hiring, Ms. Ilves was granted certain stock options under the DeepGreen Plan, subject to the terms and conditions set forth by her stock option agreement with DeepGreen, dated September 1, 2018 (the “Ilves Stock Option Agreement”). Under the Ilves Stock Option Agreement, Ms. Ilves was granted 1,099,968 common shares, at an exercise price of $0.65 per share, subject to (i) thirty-four percent (34%) of the shares vesting as of the grant date, (ii) thirty-three percent (33%) of the shares vesting on September 1, 2019, and (iii) thirty-three percent (33%) of the shares vesting on September 1, 2020. The vested options are set to expire on June 1, 2028 under the vesting and expiration conditions of the Ilves Stock Option Agreement. If Ms. Ilves’ employment with DeepGreen is terminated without “cause” or, within six months following a change of control of DeepGreen, Ms. Ilves experiences a “triggering event,” Ms. Ilves will receive any earned, but unpaid, annual bonus.

A “triggering event” is generally defined under the employment agreements as a material adverse change to any of the employee’s duties, powers or title as they existed immediately prior to a change of control, a material adverse change in the office or body to whom the employee reports immediately prior to a change in control, the employee being required to work more than 50 km from the employee’s primary place of work, or a material adverse change in the employee’s remuneration.
Employee Benefits
Our Named Executive Officers participate in employee benefit programs available to its employees generally. DeepGreen did not maintain any executive-specific benefit or perquisite programs in 2021.
Stock Option Plans and Stock Option Awards
DeepGreen Plan
As a consequence of the Business Combination, we adopted and assumed the DeepGreen Metals Inc. Stock Option Plan, as amended (the “DeepGreen Plan”), and each option to purchase DeepGreen common shares, whether vested or unvested, that was outstanding immediately prior to the time the arrangement pursuant to the court-approved plan of arrangement became effective (the “Effective Time”) was assumed by us and became an option (vested or unvested, as applicable) to purchase a number of our common shares equal to the number of DeepGreen common shares subject to such option immediately prior to the Effective Time multiplied by the Per Share Consideration, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time divided by the Per Share Consideration, rounded up to the nearest whole cent. No further awards will be granted out of the DeepGreen Plan.
The DeepGreen Board adopted, and DeepGreen’s shareholders approved, the DeepGreen Plan on September 17, 2013. The DeepGreen Plan has been periodically amended, most notably: on July 23, 2018 in order to increase the number of shares of DeepGreen common shares available for issuance pursuant to the DeepGreen Plan to a maximum of 20% of the issued and outstanding common shares, and on May 16, 2019 in order to clarify the application with respect to certain provisions of employee scheme legislation in Australia. The DeepGreen Plan permits the grant of options of DeepGreen’s common shares, as defined by the DeepGreen Plan (the “Options”). Options may be granted only to (i) a bona fide director, senior officer, employee of DeepGreen, (ii) a company that is wholly-owned by any of the foregoing, or (iii) a consultant of DeepGreen. The board of directors, in its sole discretion, may accelerate the vesting of any unexercised options in accordance with the change of control provisions set forth in the DeepGreen Plan.
The board of directors is authorized to administer the DeepGreen Plan. In addition, consistent with the terms of the DeepGreen Plan, the board of directors may determine the number of shares issuable for the exercise of each Option, the Option Price, as defined by the DeepGreen Plan, and the times when any such Options will be granted, exercisable and expire under the DeepGreen Plan. No further awards will be granted pursuant to the DeepGreen Plan.
Upon any time when an Option granted under the DeepGreen Plan remains unexercised with respect to any common shares and a transaction is proposed that the majority of the board of directors determines is reasonably likely to be considered a Change of Control Event, as defined by the DeepGreen Plan (a “Change of Control Event”), then the board of directors, in its sole discretion, may require that: (i) DeepGreen accelerate the vesting of the Option and the time for the fulfilment of any conditions or restrictions on such vesting; (ii) the Option granted under the DeepGreen Plan be exercised whether or not such Option has vested at any time up to and including (but not after) the effective time of the Change of Control Event, and any Options not exercised by the effective time of the Change of Control Event will be deemed to have expired; (iii) the Option granted under the DeepGreen Plan, if acceptable by the holder, be cancelled by DeepGreen for a cash payment equal to the difference between (y) the closing price of such shares on a trading day that is a determined number of days prior to the effective time of the Change of Control Event and (z) the price of the Option; or (iv) the Option granted under the DeepGreen Plan be exchanged for an Option to acquire the number of securities as are distributed to the securityholders of DeepGreen equal to (y) the exchange ratio of the shares multiplied by (z) the number of shares subject to such Option immediately prior to the effective time of the Change of Control Event, provided that any such replacement Option survives for a period of not less than one year from the effective time of the Change of Control Event, regardless of the continuing directorship, officership or employment of the holder.
The board of directors may amend, suspend, or terminate the DeepGreen Plan at any time. The board of directors Board must obtain shareholder approval of any plan amendment to the extent required by the DeepGreen Plan.
TMC Incentive Equity Plan
Eligibility
The TMC the metals company Inc. 2021 Incentive Equity Plan (the “TMC Incentive Equity Plan”) allows for grants, under the direction of the board of directors or compensation committee, as the plan administrator, of stock options, stock appreciation rights, restricted stock awards, stock awards, restricted share units and other stock or equity-related cash-based awards to employees, consultants and non-employee directors who, in the opinion of the plan administrator, are in a position to make a significant contribution to our long-term success. All of our employees, non-employee directors and consultants and our affiliates will be eligible to participate in the TMC Incentive Equity Plan.
Shares Available for Issuance
The TMC Incentive Equity Plan provides for the future issuance of 24,682,385 common shares, provided that 1/11 of the common shares available under the Plan will only be available to our non-employee directors. Notwithstanding the foregoing, the number of future shares that may be issued will increase automatically on the first day of each fiscal year during the period beginning with fiscal year 2022 and ending on the tenth anniversary of the closing of the Business Combination, equal to the lesser of (a) 4% of the number of outstanding common shares on such date, and (b) an amount determined by the plan administrator.
Generally, common shares reserved for awards under the TMC Incentive Equity Plan that lapse or are forfeited or cancelled will be added back to the share reserve available for future awards. However, shares delivered to or withheld to pay withholding taxes or any applicable exercise price will not be available for issuance under the TMC Incentive Equity Plan. In addition, any shares repurchased on the open market using exercise price proceeds will not be available for issuance under the TMC Incentive Equity Plan.
The aggregate grant date fair value of shares granted to any non-employee director under the TMC Incentive Equity Plan and any other cash compensation paid to any non-employee director in any calendar year may not exceed $500,000; increased to $750,000 in the year in which such non-employee director initially joins the board of directors.
Stock Options
The terms and conditions of our ability to grant stock options are governed by the TMC Incentive Equity Plan. Notably, we have established a sub-plan to the TMC Incentive Equity Plan (the “U.S. Sub-Plan”) for the purpose of granting stock options to employees who are residents of the United States or who are or may become subject to U.S. tax. Stock options granted under the U.S. Sub-Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options. Incentive stock options may be granted to employees of TMC and its affiliates, and the aggregate fair market value of a common share determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Non-qualified options may be granted to our employees, non-employee directors and consultants and our affiliates. If an incentive stock option is granted to an individual who owns 10% or less of the combined voting power of all classes of our stock or our affiliate, the exercise price of the stock option may not be less than 100% of the fair market value of the common shares on the date of grant, and the term of the stock option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our stock of or our affiliate, the exercise price of the stock option may not be less than 110% of the fair market value of the common shares on the date of grant, and the term of the stock option may not be longer than five years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for one (1) year after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.
Restricted Stock
Restricted stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that generally dividend equivalents may accrue but will not be paid during the restricted period, and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares, but he or she may not sell the shares until the restrictions are lifted.
Restricted Share Units
Restricted share units vest in accordance with terms and conditions established by the plan administrator and when the applicable restrictions lapse, the grantee will be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted share units as specified in the award agreement. Dividend equivalents may accrue but will not be paid prior to and only to the extent that, the restricted stock unit award vests. The holder of restricted share units does not have the rights and privileges of a regular shareholder, including the ability to vote the restricted share units.
Other Share-Based Awards and Performance-Based Awards
The TMC Incentive Equity Plan also authorizes the grant of other types of share-based compensation including, but not limited to share appreciation rights and unrestricted share awards. The plan administrator may award such share-based awards subject to such conditions and restrictions as it may determine. We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards also include performance-based restricted shares and restricted share units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.
Plan Administration
In accordance with the terms of the TMC Incentive Equity Plan, the board of directors may administer the TMC Incentive Equity Plan or authorize the compensation committee to administer the TMC Incentive Equity Plan. The compensation committee may delegate part of its authority and powers under the TMC Incentive Equity Plan to one or more of our directors and/or officers, but only the compensation committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act. In accordance with the provisions of the TMC Incentive Equity Plan, the plan administrator determines the terms of awards, including, which employees, directors and consultants will be granted awards, the number of shares subject to each award, the vesting provisions of each award, the termination or cancellation provisions applicable to awards, and all other terms and conditions upon which each award may be granted in accordance with the TMC Incentive Equity Plan.
In addition, the plan administrator may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is not prohibited by the TMC Incentive

Equity Plan and does not require shareholder approval under the rules of Nasdaq, and (ii) any such amendment will be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award.
Stock Dividends and Stock Splits
If the common shares are subdivided or combined into a greater or smaller number of shares or if we issue any common shares as a stock dividend, the number of common shares deliverable upon exercise of an option issued or upon issuance of an award will be appropriately increased or decreased proportionately, and appropriate adjustments will be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.
Corporate Transactions
Upon a merger or other reorganization event, the plan administrator or the board of directors of any entity assuming our obligations may take any one or more of the following actions pursuant to the TMC Incentive Equity Plan, as to some or all outstanding options and awards:
•
provide that all outstanding options will be assumed or substituted by the successor corporation;

•
upon written notice to a participant, provide that the participant’s unexercised options must be exercised within a specified number of days of the date of such notice, at the end of which period such unexercised options will terminate;

•
in the event of a merger pursuant to which holders of common shares will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to option holder participants equal to the difference between the merger price times the number of common shares subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•
with respect to other stock awards, provide that outstanding awards will be assumed or substituted by the successor corporation;

•
with respect to stock awards, and in lieu of any of the foregoing, provide that, upon consummation of the transaction, each outstanding stock award will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of common shares comprising such award (to the extent such stock grant or award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction); and

•
upon consummation of a Corporate Transaction, to the extent not assumed or substituted by the successor or cashed out, the outstanding awards will terminate.

Amendment and Termination
The TMC Incentive Equity Plan may be amended by our shareholders. It may also be amended by the board of directors or the compensation committee, provided that any amendment which is of a scope that requires shareholder approval as required by (i) the rules of Nasdaq or (ii) for any other reason, is subject to obtaining such shareholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.
Duration of Plan
The TMC Incentive Equity Plan will expire by its terms in April 2031.

Director Compensation
On September 9, 2021, we adopted a non-employee director compensation policy. Pursuant to the policy, the annual cash retainer for non-employee directors is $90,000. Annual cash retainers for committee membership are as follows:
Position	Retainer
Lead director	$30,000
Audit Committee chairperson	$22,500
Audit Committee member	$7,500
Compensation Committee chairperson	$15,000
Compensation Committee member	$5,000
Nominating and Corporate Governance Committee chairperson	$15,000
Nominating and Corporate Governance Committee member	$5,000
Sustainability and Innovation Committee chairperson	$15,000
Sustainability and Innovation Committee member	$5,000
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.
In addition, we grant to new non-employee directors upon their initial election to the board of directors a number of restricted share units (“RSUs”) (each RSU relating to one share of common shares), having an aggregate fair market value equal to $100,000, determined by dividing (A) $100,000 by (B) the closing price of the common shares on Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
The table below summarizes the compensation of each person serving as a non-employee director of TMC and DeepGreen for the fiscal year ended December 31, 2021. Gerard Barron, our Chief Executive Officer, did not receive any additional compensation for his service as a director of DeepGreen in 2021. The compensation of Mr. Barron as a Named Executive Officer is set forth above under “— Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)	Total ($)
Andrew Hall	$39,560	$99,998	$—	$—	$139,558
Sheila Khama	$35,682	$99,998	$—	$—	$135,680
Andrei Karkar	$34,130	$99,998	$1,055,485(2)	$—	$1,189,614
Gina Stryker	$31,803	$99,998	$—	$—	$131,801
Scott Leonard	$34,906	$99,998	$—	$—	$134,904
Amelia Kinahoi-Saimomua	$29,476	$99,998	$—	$—	$129,474
Christian Madsbjerg	$34,130	$99,998	$—	$—	$134,129
Jonas Munch Agerskov	$41,671	$—	$—	$—	$41,671
Paul Matysek	$22,947	$—	$1,129,224(3)	$—	$1,152,171
Brian Paes-Braga	$45,144	$—	$1,371,246(4)	$—	$1,416,389

(1)
Consists of 8,032 RSUs granted during the year ended December 31, 2021. The grant date fair value is computed based on the closing market price on the date of grant in accordance with ASC 718.

(2)
Consists of 63,682 STIP options and 126,407 LTIP options granted under the DeepGreen Plan during the year ended December 31, 2021. Refer to note 16 in the Company’s audited consolidated financial statement for details on the grant date fair value of the option awards, computed in accordance with ASC 718.

(3)
Consists of 5,789 STIP options and 101,126 LTIP options granted under the DeepGreen Plan during the year ended December 31, 2021. Refer to note 16 in the Company’s audited consolidated financial statement for details on the grant date fair value of the option awards, computed in accordance with ASC 718.

(4)
Consists of 126,407 LTIP options granted under the DeepGreen Plan during the year ended December 31, 2021. Refer to note 16 in the Company’s audited consolidated financial statement for details on the grant date fair value of the option awards, computed in accordance with ASC 718.

The following lists all outstanding equity awards held by non-employee directors as of December 31, 2021:
Name	Aggregate Number of Shares Underlying Outstanding Options(1)	Number of Shares or Units of Stock That Have Not Vested(2)
Andrew Hall		8,032
Sheila Khama		8,032
Andrei Karkar	769,020	8,032
Gina Stryker		8,032
Scott Leonard		8,032
Amelia Kinahoi-Saimomua		8,032
Christian Madsbjerg	716,916	8,032
Jonas Munch Agerskov
Paul Matysek	685,846
Brian Paes-Braga	126,407

(1)
Consists of STIP options granted under the DeepGreen Plan which are fully vested, and have an exercise price ranging from $0.52 to $2.60 and expiration date between February 17, 2026 to June 30, 2028 and LTIP options granted under the DeepGreen Plan which vest as follows, subject to continued service through each vesting threshold: (i) 25% if our market capitalization equals or exceeds $3.0 billion; (ii) 35% if our market capitalization equals or exceeds $6.0 billion; (iii) 20% if the International Seabed Authority grants us an exploitation contract; and (iv) 20% upon the commencement of the first commercial production following the grant of the exploitation contract. LTIP options have an exercise period of $0.65 and expiration date of June 1, 2028.

(2)
Consists of RSUs which vests in thirds on each anniversary of the grant date.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2021.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	29,234,300(1)	$1.11(2)	20,735,756(3)
Equity compensation plans not approved by security holders	—	—	—
Total	29,234,300	$1.11	20,735,756

(1)
Consists of (i) 25,287,670 shares to be issued upon exercise of outstanding options under the DeepGreen Plan and (ii) 3,946,630 shares to be issued upon exercise of outstanding RSUs under the TMC Incentive Equity Plan.

(2)
Consists of the weighted-average exercise price of the 25,287,670 options outstanding on December 31, 2021.

(3)
Consists of shares that remained available for future issuance under the TMC Incentive Equity Plan as of December 31, 2021. No shares remained available for future issuance under the DeepGreen Plan as of December 31, 2021.

The TMC Incentive Equity Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the TMC Incentive Equity Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022 and ending on the tenth anniversary of the closing of the Business Combination. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding common shares on such date and (ii) an amount determined by the plan administrator.
The previous table does not include information with respect to the TMC the metals company Inc. 2021 Employee Stock Purchase Plan as the issuance of common shares under this plan is contingent upon shareholder approval of Proposal No. 3 at the Annual Meeting.

REPORT OF AUDIT COMMITTEE
The audit committee of our board of directors, which consists entirely of directors who meet the independence and experience requirements of Nasdaq, has furnished the following report:
The audit committee assists our board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by our board of directors, which is available on our website at www.metals.co. This committee reviews and reassesses our Articles annually and recommends any changes to our board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2021, the audit committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management and Ernst & Young LLP, our independent registered public accounting firm;

•
Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 1301 — Communications with Audit committees; and

•
Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee and the audit committee further discussed with Ernst & Young LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
Members of the TMC the metals company Inc. audit committee
Kathleen McAllister, Chairperson
Andrew Hall
Gina Stryker

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Certain Relationships and Related Person Transactions — SOAC
Founder Shares
On December 31, 2019, the Sponsor purchased 8,625,000 shares (the “Founder Shares”) of SOAC’s Class B ordinary shares, par value $0.0001 for an aggregate price of $25,000. In March 2020, the Sponsor transferred 30,000 Founder Shares to each of SOAC’s independent directors. The Founder Shares became our common shares prior to the Business Combination. The Sponsor had agreed to forfeit up to 1,125,000 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriter so that the Founder Shares will represent 20% of SOAC’s issued and outstanding shares after the initial public offering. The over-allotment option expired in June 2020; thus, these Founder Shares were forfeited accordingly.
The initial shareholders agreed, subject to limited exceptions, not to transfer, assign or sell any of their Founder Shares until the earlier to occur of: (A) one year after the completion of the initial business combination; or (B) subsequent to the initial business combination, (x) if the last sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial business combination, or (y) the date on which SOAC completes a liquidation, merger, share exchange or other similar transaction that results in all of SOAC’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
Private Placement Warrants
Simultaneously with the closing of the initial public offering, SOAC consummated the private placement of 9,500,000 private placement warrants at a price of $1.00 per private placement warrant to the Sponsor, generating gross proceeds of $9.5 million with each private placement warrant exercisable for one whole Class A ordinary share at a price of $11.50 per share.
A portion of the proceeds from the sale of the private placement warrants was added to the proceeds from the initial public offering held in the trust account. The private placement warrants are non-redeemable and exercisable on a cashless basis so long as they are held by permitted transferees.
The Sponsor and SOAC’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until October 9, 2021.
Related Party Loans
On December 31, 2019, the Sponsor agreed to loan SOAC an aggregate of up to $300,000 to cover expenses related to SOAC’s initial public offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of December 31, 2020 or the completion of the initial public offering. The Sponsor paid an aggregate of approximately $163,000 to cover expenses on SOAC’s behalf under the Note. On May 8, 2020, SOAC repaid the Note in full.
Administrative Support Agreement
SOAC entered into an agreement, commencing on May 8, 2020, through the earlier of the SOAC’s consummation of a Business Combination and its liquidation, to reimburse the Sponsor a total of $10,000 per month for office space, secretarial and administrative services. SOAC incurred and paid $80,000 in expenses in connection with such services and recorded in general and administrative expenses in the statements of operations for each of the years ended December 31, 2021 and 2020.
PIPE Financing
In the private placement of common shares, consummated on September 9, 2021, Allseas Group SA and Argentum Cedit Virtuti, an affiliate of Allseas Group SA, purchased $20 million and $10 million of our common shares, respectively.

Certain Relationships and Related Person Transactions — Legacy DeepGreen
2019 Private Placement
In 2019, DeepGreen sold 11,793,764 DeepGreen common shares at a price per share ranging from $1.51 to $2.59 in a private placement transaction for total gross proceeds of $26,158,504. In connection therewith, ERAS Capital, an entity controlled by Andrei Karkar and an owner of more than 5% of our common shares, purchased 3,308,177 shares in the offering for an aggregate purchase price of $5,000,000.
2020 Private Placement
In 2020, DeepGreen sold 6,553,409 DeepGreen common shares at a price per share of $3.11 in a private placement transaction for total gross proceeds of $20,375,712. In connection therewith, (i) Gerard Barron, our Chief Executive Officer and Chairman of our board of directors and an owner of more than 5% of our common shares, purchased 241,800 DeepGreen shares in the offering for an aggregate purchase price of $749,999 on August 7, 2020, and (ii) ERAS Capital, an entity controlled by Andrei Karkar and an owner of more than 5% of our common shares, purchased 2,412,212 DeepGreen shares in the offering for an aggregate purchase price of $7,499,999 on July 13, 2020.
Consulting Agreements
Our subsidiary, DeepGreen Engineering Pte. Ltd. (“DGE”), is party to a consulting agreement with SSCS Pte. Ltd. (“SSCS”), an entity that is wholly-owned by John Machin, our Head of Offshore Engineering, to manage offshore engineering studies. Mr. Machin is also a director of DGE. Consulting services during the year ended December 31, 2021 amounted to $275,000, and consulting services for the year ended December 31, 2020 amounted to $275,000. As of December 31, 2021, the amount payable to SSCS amounted to $23,000.
Gregory Stone, our Chief Ocean Scientist, regularly provides consulting services to us through Ocean Renaissance LLC (“Ocean Renaissance”), where he is a principal. Consulting services during the year ended December 31, 2021 amounted to $375,000, and consulting services during the year ended December 31, 2020 amounted to $366,667. As of December 31, 2021, the additional amounts payable to Ocean Renaissance amounted to $nil.
Allseas
On March 29, 2019, the Company and Allseas Group S.A (“Allseas”) entered into a Strategic Alliance Agreement (“SAA”), which provides the foundation for DeepGreen and Allseas to conduct project development of an integrated offshore nodule collection system for the Company’s subsidiaries. As initially constituted, Allseas agreed to subscribe for (i) 7.7 million DeepGreen common shares for a purchase price of $20,000,000 in cash (the “Subscription”), the entire amount of which was funded, and (ii) an additional 11.6 million common shares in exchange for services rendered by Allseas in respect of the contemplated pilot mining test system (the “PMTS”), which would be designed and built by Allseas. The 11.6 million shares would only be issued upon completion of the PMTS (the “Success Fee Shares”), along with an additional $30 million cash success fee that would be payable simultaneously therewith. The SAA also contemplated that the Company and Allseas would enter into other commercial arrangements following the successful completion of the PMTS.
On July 8, 2019, the Company and Allseas entered into the Pilot Mining Test Agreement (the “PMTA”), which governed the terms, design specifications, procedures, and timetable under which Allseas agreed to complete the PMTS, and which agreement is intended to be used by our subsidiary, Nauru Ocean Resources Inc. (“NORI”). The PMTA was subsequently amended on September 1, 2019, February 20, 2020, and March 4, 2021. The SAA was also amended on March 4, 2021 (collectively with the PMTA amendment of the same date, the “Amendment”), which Amendment became effective upon closing of the Business Combination under the PMTA, in exchange for Allseas’ development efforts, upon successful delivery of the pilot trial of the PMTS in the D block of the NORI area (“NORI Area D”) by Allseas, we agreed to pay Allseas: (a) $30.0 million in cash and (b) issue 11.6 million common shares.

On February 20, 2020, the PMTA was amended to recognize the acquisition by Allseas of the Hidden Gem, a former drillship to be converted into a surface production vessel that would first be used as part of the PMTS, and later as part of the commercial production system. We paid an additional: (a) $10.0 million in cash and (b) $10.0 million by issuing 3.2 million common shares valued at $3.11 per share.
On March 4, 2021 and June 30, 2021, the Company and Allseas further amended the PMTA whereby, instead of issuing 11.6 million common shares upon successful delivery of the pilot trial of the PMTS in NORI Area D, we issued the Allseas warrant.
The amendment on March 4, 2021 stipulated that if the market price of the Company’s common shares on June 1, 2022 is higher than $12.95 per common share, the aggregate value of the common shares underlying the Allseas warrant above $150 million as at June 1, 2022 will automatically become a commercial credit from Allseas to the Company equal to the excess value. This commercial credit will be effective on the vesting date of the Allseas warrant and the Company will be able to exchange this excess value for any future goods and services from Allseas under the nodule collection and shipping contract for one year after commercial production. There can be no assurance that such future goods and services from Allseas will occur.
The 2021 contract amendments also restructured the original $30.0 million lump sum cash payment upon successful delivery of the PMTS to:
•
$10 million within 10 business days of the closing of the Business Combination and Allseas providing confirmation of placing an order for certain equipment and demonstrating certain progress on construction of the PMTS;

•
$10 million on the later of (i) January 1, 2022, and (ii) confirmation of successful completion of the North Sea drive test; and

•
$10 million upon successful completion of the pilot trial of the PMTS in NORI Area D.

On October 5, 2021, the first $10 million payment was paid to Allseas for successfully reaching the first progress milestone, with the completion of the Business Combination and by confirming the order of certain equipment and demonstrating certain progress on construction of the PMTS.
On March 16, 2022, NORI and Allseas entered into a non-binding term sheet for the development and operation of a commercial nodule collection system. The PMTS developed and currently being tested by Allseas is expected to be upgraded to a commercial system with a targeted production capacity of 1.3 Mtpa of wet nodules and expected production readiness by the fourth quarter of 2024. NORI and Allseas intend to equally finance all costs related to developing and getting Project Zero System into production currently estimated at less than EUR100 million. It is anticipated that NORI will not have to make any Project Zero System-related payments to Allseas until March 31, 2023. Once in production, NORI expects to pay Allseas a nodule collection and transshipment fee estimated at approximately EUR 150 per wet tonne in the first year of operations and expected to be reduced by more than 20% in the following years as Allseas scales up production to 1.3 Mtpa of wet nodules. The parties intend to further detail and revise these cost estimates in the definitive agreement contemplated by the non-binding term sheet, which the parties expect to enter into no later than December 31, 2022 following the completion of the pilot collection tests. Subject to the necessary regulatory approvals, Allseas and NORI also intend to investigate acquiring a second production vessel similar to the Hidden Gem, a Samsung 10000, with the potential for it to be engineered to support a higher production rate of 3 million tonnes of wet nodules per year and lower associated per tonne production cost. There can be no assurances, however, that we will enter into definitive agreements with Allseas contemplated by the non-binding term sheet in a particular time period, or at all, or on terms similar to those set forth in the non-binding term sheet, or that if such definitive agreements are entered into by us that the proposed commercial systems and second production vessel will be successfully developed or operated in a particular time period, or at all.
Maersk
On March 21, 2017, the Company entered into four charter vessel agreements with Maersk Supply Service NS (“Maersk”) and one charter vessel agreement with Maersk UK (together, the “Maersk Supply Agreements”) pursuant to which Maersk and Maersk UK agreed to supply the Company with vessels and offshore services for a total of five marine campaigns. By letter agreement on March 3, 2021, the Company and Maersk agreed to extend the arrangement until 2022.
Pursuant to the Maersk Investment and Participation Agreement dated March 15, 2017 (the “Participation Agreement”), the Company agreed, among other things, that in return for marine cruises and related project management services provided by Maersk and Maersk UK, the Company will issue that number of common shares as is equal to the final cost of each marine cruise divided by $1.08 (subject to adjustment as described therein), upon completion of each marine cruise, and after agreement between the parties as to the calculation of the final cost to Maersk or Maersk UK for such cruise.
On March 3, 2021, the Participation Agreement with Maersk was amended whereby all costs incurred on or after February 5, 2021 pertaining to the use of the marine vessel would be paid in cash rather than through issuance of common shares. By this amendment, Maersk irrevocably waived certain pro rata participation rights that it may have had under the Participation Agreement in connection with the Business Combination and acknowledged that all amounts owing to Maersk for services rendered through February 5, 2021 in the aggregate amount of $4.6 million had been satisfied by the issuance of 4.2 million common shares.
Our arrangements with Maersk all ended in January 2022.
Amended and Restated Registration Rights Agreement
Registration Rights
At the closing of the Business Combination, we, the initial shareholders, including the Sponsor (the “Sponsor Group Holders”), and certain holders of DeepGreen securities immediately prior to the Effective Time (the “DeepGreen Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor Group Holders and the DeepGreen Holders were granted certain registration rights with respect to their respective common shares on the terms and subject to the conditions therein.
Lock-Up Restrictions
Under the Amended and Restated Registration Rights Agreement, the Sponsor Group Holders and the DeepGreen Holders also agreed not to effect any sale or distribution of certain of our equity securities held by them during the period ending on the earlier of (A) 180 days after the Closing, which ended on March 8, 2022, and (B) the date on which (x) the common shares have traded at a price that is greater than or equal to $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) during any 20 trading days within any 30 consecutive trading days after the Closing, or (y) we complete a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their common shares for cash, securities or other property. Certain common shares held by the Sponsor Group Holders shall not be offered, sold, pledged or distributed for periods of six months, which expired on March 8, 2022, or twelve months, as applicable, and certain common shares held by the DeepGreen Holders shall not be offered, sold, pledged or distributed for periods of six months, which expired on March 8, 2022, or eighteen months, as applicable, subject to the exceptions described in the Amended and Restated Registration Rights Agreement.
Indemnity Agreements with Officers and Directors and Directors’ and Officers’ Liability Insurance
In connection with the Business Combination, the Company entered into indemnity agreements with each of its directors and executive officers. Each indemnity agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company, or, at the Company’s request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The Company also maintains a general liability insurance policy, which covers certain liabilities of its directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers.
Policies and Procedures for Related Party Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to the Company or any of its subsidiaries as an employee, consultant or director will not be considered related person transactions under this policy. A “Related Person” is:
•
any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year;

•
a person who is or was an Immediate Family Member (as defined below) of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year;

•
any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities (a “Significant Shareholder”); or

•
any person who, at the time of the occurrence or existence of the transaction, is an Immediate Family Member of a Significant Shareholder of the Company.

An “Immediate Family Member” of a person is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, or any other person sharing the household of such person, other than a tenant or employee.
The Company has implemented policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee has the responsibility to review related party transactions.
Under the related person transaction policy, the related person in question or, in the case of transactions with a beneficial holder of more than 5% of the Company’s voting stock, an officer with knowledge of a proposed transaction, will be required to present information regarding the proposed related person transaction to the audit committee (or to another independent body of the board of directors) for review.
To identify Related Person Transactions in advance, we expect to rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related person transactions, our audit committee is expected to take into account the relevant available facts and circumstances, which may include, but are not limited to:
•
the related person’s interest in the transaction;

•
the approximate dollar value of the amount involved in the transaction;

•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•
whether the transaction was undertaken in the ordinary course of business of the Company;

•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third-party;

•
the purpose of, and the potential benefits to the Company of, the transaction; and

•
any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee will approve only those transactions that it determines are fair to the Company and in the Company’s best interests.

Proposal Nos. 1 and 2
ELECTION OF DIRECTORS
(Notice Items 1 and 2)
Number of Directors (Proposal No. 1)
Our Articles provide that, at each annual general meeting of shareholders, our shareholders will fix the number of directors to be elected to our board of directors. Our board of directors currently consists of eight members. The shareholders may increase or decrease the number of directors constituting the full board of directors, provided that such number may not be less than three. We are proposing that shareholders fix the number of directors to be elected at the Annual Meeting at eight.
The affirmative vote of a majority of the shares cast for this proposal is required to set the number of directors at eight. Abstentions, if any, will have no effect on the results of this vote. Broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.
OUR BOARD OF DIRECTORS RECOMMENDS THAT THE NUMBER OF DIRECTORS BE SET AT EIGHT, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.
Election of Directors (Proposal No. 2)
On March 23, 2022, our board of directors nominated Gerard Barron, Andrew Hall, Sheila Khama, Andrei Karkar, Christian Madsbjerg, Kathleen McAllister, Amelia Siamomua and Gina Stryker for election at the Annual Meeting. If they are elected, they will serve on our board of directors until the 2023 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Gerard Barron, Andrew Hall, Sheila Khama, Andrei Karkar, Christian Madsbjerg, Kathleen McAllister, Amelia Kinahoi Siamomua and Gina Stryker as directors. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as our board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted for each nominee at the Annual Meeting is required to elect each nominee as a director.
OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF GERARD BARRON, ANDREW HALL, SHEILA KHAMA, ANDREI KARKAR, CHRISTIAN MADSBJERG, KATHLEEN MCALLISTER, AMELIA KINAHOI SIAMOMUA AND GINA STRYKER AS DIRECTORS, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 3
APPROVAL OF TMC THE METALS COMPANY INC. 2021 EMPLOYEE STOCK PURCHASE PLAN
(Notice Item 3)
General
On November 10, 2021, our board of directors adopted the TMC the metals company Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) and approved the issuance of up to 5,254,324 common shares under the ESPP, including 2,254,324 shares added to the ESPP in January 2022 pursuant to the ESPP’s annual increase provision described below, subject to approval of our shareholders at this meeting. The ESPP provides eligible employees with the opportunity to purchase our common shares at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code.
The board of directors believes it is in the best interest of the Company and its shareholders that the ESPP be approved.
The ESPP allows all full-time and certain part-time employees to purchase our common shares at a discount to fair market value. The ESPP is expected to be an important component of the benefits package that the Company offers to its employees. We believe that the ESPP will aid the Company in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of the Company.
The following is a brief summary of the ESPP. This summary is qualified in its entirety by reference to the text of the ESPP, a copy of which is attached as Appendix A to this proxy statement. A copy of the ESPP will also be available for inspection by shareholders at the Annual Meeting and, during the 10 days prior to the Annual Meeting during statutory business hours, at our records office located at 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5.
Summary of the ESPP
Administration.   The ESPP will be administered under the direction of the compensation committee of the board of directors. The compensation committee has authority to interpret the ESPP and to make all other determinations necessary or advisable in administering it.
Eligibility.   All full-time employees and certain part-time employees who have been continuously employed for at least three months prior to an offering date will be eligible to participate in the ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. However, no employee shall be eligible to participate to the extent that, immediately after the grant, (i) that employee would own stock and/or options or securities to purchase stock possessing 5% or more of the combined voting power or the value of all classes of stock of the Company, or (ii) his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate that exceeds $25,000 for each calendar year in which such rights are outstanding and exercisable. Approximately 33 employees will be eligible to participate in the ESPP. Participation in the ESPP is at the election of each eligible employee and the amounts received by a participant under the ESPP depend on the fair market value of the Company’s common shares on future dates; therefore, the benefits or amounts that will be received by any participant if the ESPP is approved by our shareholders, are not currently determinable.
Shares Available for Issuance.   Assuming the ESPP is approved by our shareholders at the Annual Meeting, there will be 5,254,324 of our common shares available for issuance under the ESPP, including 2,254,324 shares added to the ESPP in January 2022 pursuant to the following annual increase provision, plus an annual increase on the first day of each of the Company’s fiscal years thereafter, equal to the lesser of (i) 1% percent of the common shares outstanding on the last day of the immediately preceding fiscal year, or (ii) such lesser number of shares as is determined by the Board.

Participation.   To participate in the ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 15% of his or her “eligible earnings” (i.e., regular base pay, including overtime pay but not including bonuses, employee benefit plans or other additional payments) for each full payroll period in the offering period. The maximum number of common shares that may be purchased by any participant during an offering period shall 15,000 common shares.
Purchases.   Eligible employees may become a participant in the ESPP by completing an enrollment form provided by the Company and filing it with the Company or its designee at least fifteen days prior to the applicable offering period. A new twenty-four (24) month long offering period begins approximately every June 1st and December 1st. Within each offering period, a series of purchase periods begin approximately every June 1st and December 1st, or at such other times designated by the board of directors or compensation committee. At the end of each purchase period, the accumulated deductions are used to purchase common shares from the Company. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Company’s common shares on the first business day of an offering period or the last business day of a purchase period.
The first offering period and purchase period under the ESPP began on December 15, 2021. If the ESPP is approved by our shareholders at the Annual Meeting, participants who enrolled in the first offering period and remain as participants in the ESPP on the purchase date will have the opportunity to purchase shares on June 15, 2022. The amounts of future options to purchase shares under the ESPP are not determinable and will be offered to eligible employees based on participation in the ESPP.
On April 8, 2022, the closing market price per share of our common shares was $2.21 as reported by the Nasdaq Stock Market.
Termination of Employment.   If a participating employee voluntarily resigns or is terminated by the Company prior to the exercise date of an offering period, the employee’s option to purchase terminates and the amount in the employee’s account is returned to the employee.
Transferability.   Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent or distribution to a designated beneficiary upon the participant’s death) by the participant.
Adjustments upon Change in Capitalization.   Subject to any required action by the shareholders of the Company, the number of common shares covered by unexercised options under the ESPP, the number of common shares which have been authorized for issuance under the ESPP but are not yet subject to options and the annual increase, as well as the price per share of common shares covered by each unexercised option under the ESPP, shall be proportionately adjusted for any increase or decrease in the number of issued common shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common shares.
In the event of the proposed dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the board of directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation unless the board of directors determines, in its sole discretion and in lieu of assumption or substitution, to shorten an offering period then in progress.
Participation Adjustment.   If the number of unsold shares that are available for purchase under the ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees is reduced proportionately. Any funds remaining in a participating employee’s account after such exercise are refunded to the employee, without interest.
Amendment.   The board of directors may amend the ESPP at any time and in any respect unless shareholder approval of the amendment in question is required under Section 423 of the Code, any national securities exchange or system on which the common shares is then listed or reported, or under any other applicable laws, rules, or regulations.
Termination.   The board of directors may terminate the ESPP at any time and for any reason or for no reason, provided that no termination shall impair any rights of participating employees that have vested at the time of termination. Without further action of the board of directors, the ESPP shall terminate on December 31, 2031 or, if earlier, at such time as all common shares that may be made available for purchase under the ESPP have been issued.
U.S. Federal Income Tax Consequences.   The ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.
Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:
(i)
the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii)
an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain.
If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.
The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.
The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the ESPP.
Vote Required
The ESPP will be approved upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions, if any, will have no effect on the results of this vote. Broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.
This proposal is special business at the Annual Meeting.
Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2021 EMPLOYEE STOCK PURCHASE PLAN, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Proposal No. 4
APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 4)
The audit committee has appointed Ernst & Young LLP (“EY”), as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2022. EY has served as our independent registered public accounting firm since 2012, including the period before the closing of the Business Combination in which EY was engaged by DeepGreen. Marcum LLP serviced as SOAC’s independent registered public accounting firm since its inception until the closing of the Business Combination. Our board of directors proposes that the shareholders approve this appointment. EY audited our financial statements for the fiscal years ended December 31, 2021. We expect that representatives of EY will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint EY, the audit committee reviewed auditor independence issues and existing commercial relationships with EY and concluded that EY has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2022.
The following table presents fees for professional audit services rendered by EY for the audit of the Company’s annual financial statements for the years ended December 31, 2021 and 2020, including while engaged by DeepGreen prior to the closing of the Business Combination, and fees billed for other services rendered by EY during those periods.
	2021	2020
Audit fees:(1)	$705,795	$381,330
Audit related fees:	—	—
Tax fees:	—	—
All other fees:	—	—

(1)
Consist of aggregate fees for professional services provided in connection with the annual audits of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, and fees related to accounting matters that were addressed during the annual audit and quarterly reviews. This category also includes fees for services that were incurred in connection with regulatory filings or engagements.

The aggregate fees billed by Marcum LLP for audit fees, inclusive of required filings with the SEC for the period from December 18, 2019 (inception) through December 31, 2020, and of services rendered in connection with our initial public offering, totaled $82,240 and audit fees for 2021 were $139,127.
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Pre-Approval Policy and Procedures
The audit committee’s charter sets forth the audit committee’s obligations relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. The charter provides that we will not engage our independent registered public accounting firm to provide audit or non-audit services unless the service is pre-approved by the audit committee. In addition, we will not engage any other accounting firm to provide audit services unless such services are pre-approved by the audit committee.
In connection with the foregoing, the audit committee may approve specific services in advance. In addition, from time to time, the audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm in the future. Any such pre-approval of types of services is detailed as to the particular service or type of service to be provided and is also generally subject to a maximum dollar amount.
The audit committee has also delegated to the chairperson of the audit committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm. Any approval of services by the chairperson of the audit committee pursuant to this delegated authority is reported on at the next meeting of the audit committee.
The affirmative vote of a majority of the shares cast for this proposal is required to appoint the independent registered public accounting firm. In the event the shareholders do not appoint EY as our independent registered public accounting firm, the audit committee will reconsider its appointment.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPOINT ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPOINTMENT UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at www.metals.co under Investors — Governance — Governance Documents. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K.
We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendment or waiver is then permitted by Nasdaq rules.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the management information circular (or proxy statement) for the annual general meeting of shareholders to be held during 2023 pursuant to Rule 14a-8 under the Exchange Act, we must receive shareholder proposals (other than for director nominations) no later than December 15, 2022. In addition, pursuant to Part 5, Division 7 of the Business Corporations Act (British Columbia), any notice of a shareholder proposal intended to be raised at the annual general meeting of our shareholders to be held during 2023, must be submitted to us at our registered office, on or before February 28, 2023 to be considered for inclusion in the proxy statement (or management information circular) for such meeting. Under our Articles, director nominations for presentation at the annual general meeting of our shareholders to be held during 2023, although not included in the management information circular (or proxy statement), must be received not less than 30 days prior to the date of the annual general meeting of our shareholders to be held during 2023; provided, that if the first public announcement of the date of the annual general meeting of our shareholders to be held during 2023 (the “Notice Date”) is less than 50 days before the date of such meeting, not later than the close of business on the 10th day following the Notice Date. Proposals that are not received in a timely manner will not be voted on at the annual general meeting of our shareholders to be held during 2023. If a proposal is received on time, the proxies that management solicits for the annual general meeting of our shareholders to be held during 2023 may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Corporate Secretary: 595 Howe Street, 10th Floor, Vancouver, British Columbia, V6C 2T5.
TMC the metals company Inc.
595 Howe Street, 10th Floor
Vancouver, British Columbia, V6C 2T5
April 14, 2022

Appendix A — TMC the metals company Inc. 2021 Employee Stock Purchase Plan
TMC THE METALS COMPANY INC.
EMPLOYEE STOCK PURCHASE PLAN
The following constitute the provisions of the 2021 Employee Stock Purchase Plan (the “Plan”) of TMC the metals company Inc. (the “Company”).
1.   Purpose.   The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.
2.   Definitions.
(a)   “Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.
(b)   “Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.
(c)   “Common Stock” shall mean the common shares of the Company.
(d)   “Company” shall mean TMC the metals company Inc., a company existing under the laws of British Columbia, Canada.
(e)   “Compensation” shall mean the regular rate of salary or wages received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes or applicable tax law, including payments for overtime and shift premium, but excluding incentive compensation, incentive payments, bonuses, commissions, relocation, expense reimbursements, tuition or other reimbursements or compensation received from the Company or a Designated Subsidiary.
(f)   “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.
(g)   “Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.
(h)   “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.
(i)   “Employee” shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.
(j) “Exercise Date” shall mean the last business day of each Purchase Period of the Plan.
(k)   “Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the fair market value (as defined in Section 8(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.
(l)   “Initial Offering Period” if any, shall mean the period to be established by the Board.
(m)   “Offering Date” shall mean the first business day of each Offering Period of the Plan.
Appendix A-1

(n)   “Offering Document” shall have the meaning given to such term in Section 4.
(o)   “Offering Period” shall mean (a) the Initial Offering Period and (b) each twenty-four (24) month period commencing on each June 1st and December 1st to occur during the term of the Plan following the Initial Offering Period (or such other period or periods as determined by the Board in accordance with this Plan and set forth in an Offering Document).
(p)   “Plan” shall mean this TMC the metals company, Inc. Employee Stock Purchase Plan.
(q)   “Purchase Period” shall refer to one or more periods within an Offering Period, as designated in an applicable Offering Document; provided, however, that, if no Purchase Periods are designated by the Administrator in an applicable Offering Document, the Purchase Periods for each Offering Period shall be as set forth in Section 4.
(r)   “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
3.   Eligibility.
(a)   Any person who has been continuously employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of Section 6(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges except for any differences that may be permitted pursuant to Section 423. Notwithstanding the foregoing, the Board may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if such Employee is a citizen or resident of a foreign jurisdiction and (a) participation in the Plan by such Employee or acquiring securities under the Plan would be prohibited under the laws of such foreign jurisdiction and/or (b) participation by such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan and/or Offering Period(s) thereunder or the right to purchase Common Stock thereunder to violate the requirements of Section 423 of the Code, as determined by the Board in its sole discretion; provided, that any such exclusion shall be applied in accordance with U.S. Treasury Regulation Section 1.423-2(e).
(b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in Section 8(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code. In addition, the maximum number of shares of Common Stock that may be purchased by any participant during an Offering Period shall be 15,000 shares of Common Stock. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 3(b).
4.   Offering Periods.   The terms and conditions applicable to each Offering Period may be set forth in an “Offering Document” adopted by the Board, which Offering Document shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and shall be incorporated by reference into and made part of the Plan. The Plan shall be implemented by a series of Offering Periods, with Purchase Periods within each Offering Period commencing on each June 1st and December 1st to occur during the Offering Period or the first business day thereafter (or at such other time or times as designated in an applicable Offering Document or as may be determined by the Board). The provisions of separate Offering Periods under the Plan need not be identical. The dates of the applicable Purchase Period(s) in each Offering Period may be (but are not required to be) identical, provided that the
Appendix A-2

terms of participation are the same within any particular Offering Period except for any differences that may be permitted pursuant to Section 423.
5.   Automatic Reset of Offering Periods.   Notwithstanding anything in the Plan to the contrary, if the fair market value of a share of Common Stock on any Exercise Date that occurs during an Offering Period is less than the fair market value of a share of Common Stock on the Offering Date of the applicable Offering Period, then such Offering Period shall automatically terminate immediately after the purchase of Shares on such Exercise Date and a new subsequent Offering Period shall commence on the June 1st and December 1st next following such Exercise Date (an “Automatic Reset”).
6.   Participation.
(a)   An eligible Employee may become a participant in the Plan by completing an enrollment form provided by the Company and filing it with the Company or its designee at least fifteen (15) days prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all eligible Employees with respect to a given Offering Period and provided, however, that upon the termination of an Offering Period as a result of an Automatic Reset, each participant in such Offering Period shall automatically participate in the immediately following Offering Period on the same terms on which the participant participated in the terminated Offering Period pursuant to the participant’s existing enrollment form (as may be subsequently modified or revoked in accordance with the Plan). The enrollment form and its submission may be electronic as directed by the Company. The enrollment form shall set forth the percentage of the participant’s Compensation (which shall be not less than one percent (1%) and not more than fifteen percent (15%) to be paid as Contributions pursuant to the Plan.
(b)   Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the enrollment form is applicable, unless sooner terminated as provided in Section 11.
7.   Method of Payment of Contributions.
(a)   Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) of such participant’s Compensation on each such payroll (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.
A participant may discontinue his or her participation in the Plan as provided in Section 11, or, on one occasion only during each Purchase Period, may decrease, but may not increase, the rate of his or her Contributions during the Purchase Period by completing and filing with the Company a new enrollment form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new enrollment form, if the enrollment form is submitted at least fifteen (15) days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.
(b)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant’s payroll deductions may be suspended at any time during an Offering Period.
8.   Grant of Option.
(a)   On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be
Appendix A-3

subject to the limitations set forth in Sections 3(b) and 13. The fair market value of a share of the Common Stock shall be determined as provided in Section 8(b).
(b)   The fair market value of the Common Stock on a given date shall be (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system; or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.
9.   Exercise of Option.   Unless a participant withdraws from the Plan as provided in Section 11, his or her option for the purchase of shares will be exercised automatically on the applicable Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be issued to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
10.   Delivery.   Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the applicable Exercise Date to participants who wish to hold their shares in certificate form, except that the Board may determine that such shares shall be held for each participant’s benefit by a broker designated by the Board. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 11 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.
11.   Withdrawal; Termination of Employment.   A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of an Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.
(a)   Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.
(b)   In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.
A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.
12.   Interest.   No interest shall accrue on the Contributions of a participant in the Plan.
13.   Stock.
(a)   The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 3,000,000 shares, subject to adjustment upon changes in capitalization of
Appendix A-4

the Company as provided in Section 19. In addition to the foregoing, subject to Section 19, on the first day of each calendar year beginning on and including January 1, 2022 and ending on and including January 1, 2031, the number of shares of Common Stock available for sale under the Plan shall be increased by that number of shares equal to the lesser of (a) one percent (1%) of the number of outstanding shares on the final day of the immediately preceding calendar year and (b) such smaller number of shares as determined by the Board. If the total number of shares which would otherwise be subject to options granted pursuant to Section 8(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this Section 13 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.
(b)   The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.
14.   Administration.   The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, to correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including without limitation, adopting subplans applicable to particular Designated Subsidiaries or locations, which subplans may be designed to be outside the scope of Section 423 of the Code.
15.   Designation of Beneficiary.   A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.
(a)   Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.   Transferability.   Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.
17.   Use of Funds.   All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.
18.   Reports.   Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which
Appendix A-5

statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.
19.   Adjustments upon Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under Section 13(a) (collectively, the “Reserves”), the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period set forth in Section 3(b) as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.
In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 11. For purposes of this section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.
The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.
20.   Amendment or Termination.
(a)   The Board may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with
Appendix A-6

Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.
(b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.
21.   Notices.   All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.   Conditions upon Issuance of Shares.   Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Business Corporations Act (British Columbia), the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23.   Information Regarding Disqualifying Dispositions.   By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.
24.   Right to Terminate Employment.   Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.
25.   Rights as a Stockholder.   Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.
26.   Term of Plan.   The Plan shall become effective upon approval by the Board, subject to approval of the Plan by the stockholders of the Company within 12 months following the date the Plan is first approved by the Board, and shall continue in effect through December 31, 2031, unless sooner terminated under Section 20.
27.   Applicable Law.   This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.
Appendix A-7

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TMC THE METALS COMPANY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 30, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

	FOR	AGAINST	ABSTAIN
1. Set the Number of Directors at 8	☐	☐	☐

2. Election of Directors

	FOR	AGAINST	ABSTAIN
3. Approval of the Company's 2021 Employee Stock Purchase Plan	☐	☐	☐

	FOR	WITHHOLD VOTE
4. Appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2022 fiscal year	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2022.**

1. Set the Number of Directors at 82. Election of Directors(1) Gerard Barron(2) Andrew Hall(3) Sheila Khama(4) Andrei Karkar(5) Christian Madsbjerg(6) Kathleen McAllister(7) Amelia Siamomua(8) Gina StrykerTMC THE METALS COMPANY INC. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Signature_______________________________ Signature, if held jointly__________________________________ Date_____________2022.Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee,guardian, or corporate officer, please give title as such and you may be required to provide documentation evidencing your power to sign this proxy.Please markyour voteslike this XCONTROL NUMBERPROXYTHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Have yourproxy card available when you access theabove website. Follow the prompts to voteyour shares.Vote at the Meeting –If you plan to attend the virtual online Annualand Special Meeting, you will need your 12digit control number to vote electronically atthe Annual and Special Meeting. To attend theAnnual and Special Meeting, visit:https://www.cstproxy.com/metals/2022MAIL – Mark, sign and date your proxy cardand return it in the postage-paid envelopeprovided.Your Internet vote authorizes the named proxiesto vote your shares in the same manner as if youmarked, signed and returned your proxy card.Votes submitted electronically over the Internetmust be received by 11:59 p.m., Eastern DaylightTime, on May 30, 2022..YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASYFOR WITHHOLD VOTE3. Approval of the Company’s 2021Employee Stock Purchase Plan4. Appointment of Ernst & Young LLP as theCompany’s independent registered publicaccounting firm for the 2022 fiscal yearFOR AGAINST ABSTAINFOR AGAINST ABSTAIN FOR WITHHOLD VOTE

Important Notice Regarding the Internet Availability ofProxy Materials for the Annual and Special Meeting of ShareholdersTo view the 2022 Proxy Statement, 2021 Annual Report and toAttend the Annual and Special Meeting, please go to:https://www.cstproxy.com/metals/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFTMC THE METAL S COMPANY INC.The undersigned appoints Gerard Barron, and failing him Craig Shesky, as proxies, each with the powerto appoint his and/or her substitute, and authorizes each of them to represent and to vote, as designatedon the reverse hereof (or if no directions have been given, as the proxyholder sees fit) and on all othermatters that may properly come before the Annual and Special Meeting, all of the common shares of TMCthe metals company Inc. held of record by the undersigned at the close of business on April 4, 2022 at theAnnual and Special Meeting of Shareholders of TMC the metals company Inc. to be held on Tuesday, May31, 2022, or at any adjournment thereof. The undersigned hereby revokes any proxy previously given withrespect to the Annual and Special Meeting.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, IF INDICATED ONTHE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED INFAVOR OF ELECTING THE EIGHT NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OFPROPOSAL 1, PROPOSAL 3 AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OFTHE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COMEBEFORE THE ANNUAL AND SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENTTHEREOF. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT OF AMENDMENTSOR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ON ANY OTHERMATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL AND SPECIAL MEETING OR ANYADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THEBOARD OF DIRECTORS.(Continued and to be marked, dated and signed, on the other side)